     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 1998
                                                               FILE NO. 33-62203
                                                               FILE NO. 811-7531
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
               1933 POST-EFFECTIVE AMENDMENT NO. 3                       [X]
                                         and/or
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
               1940 POST-EFFECTIVE AMENDMENT NO. 4                       [X]

                       GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A

                           (Exact Name of Registrant)

                       GLENBROOK LIFE AND ANNUITY COMPANY
                               3100 Sanders Road
                           Northbrook, Illinois 60062
                              (Name of Depositor)

                               MICHAEL J. VELOTTA
                 Vice President, Secretary and General Counsel
                       Glenbrook Life and Annuity Company
                               3100 Sanders Road
                           Northbrook, Illinois 60062
                                  847/402-2400
                (Name and Complete Address of Agent for Service)

                                   Copies to:

           JOAN E. BOROS, ESQUIRE                        JOHN R. HEDRICK, ESQUIRE
         Jorden Burt Boros Cicchetti              Allstate Life Financial Services, Inc.
           Berenson & Johnson LLP                            3100 Sanders Road
      1025 Thomas Jefferson Street N.W.                    Northbrook, IL 60062
               Suite 400 East
           Washington, D.C. 20004

                        STATEMENT PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby states that, pursuant to paragraph (b)(1), it filed its Rule 24f-2 Notice for the fiscal year ending December 31, 1997 on February 27, 1998.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         __ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

         X ON MAY 1, 1998 PURSUANT TO PARAGRAPH (B) OF RULE 485

        __ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I) OF RULE 485

         __ ON (DATE) PURSUANT TO PARAGRAPH (A)(I) OF RULE 485

         __ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                             CROSS REFERENCE SHEET

                SHOWING LOCATION IN PART A (PROSPECTUS), PART B
      (STATEMENT OF ADDITIONAL INFORMATION) AND PART C (OTHER INFORMATION)
                            AS REQUIRED BY FORM N-4

                        ITEM OF FORM N-4                                         PROSPECTUS CAPTION
                        ----------------                                         ------------------
PART A:      INFORMATION REQUIRED IN A PROSPECTUS
1.           Cover Page.........................................    Cover Page
2.           Definitions........................................    Glossary
3.           Synopsis...........................................    Highlights; Summary of Variable Account
                                                                    Expenses
4.           Condensed Financial Information                        --
             (a)  Chart.........................................    Condensed Financial Information
             (b) MM Yield.......................................    Not Applicable
             (c)  Location of Others............................    Financial Statements
5.           General Description of:............................    --
             (a)  Depositor.....................................    Glenbrook Life and Annuity Company
             (b) Registrant.....................................    The Variable Account
             (c)  Portfolio Company.............................    The Fund; AIM Variable Insurance Funds,
                                                                    Inc.;
                                                                    Investment Advisors for the Fund
             (d) Fund Prospectus................................    AIM Variable Insurance Funds
             (e)  Voting Rights.................................    Voting Rights
             (f)  Administrators................................    Charges & Other Deductions Contract
                                                                    Maintenance Charge
6.           Deductions and Expenses............................    Charges & Other Deductions
             (a)  General.......................................    Charges & Other Deductions
             (b) Sales Load Percent.............................    Withdrawal Charge
             (c)  Special Purchase Plans........................    Not Applicable
             (d) Commissions....................................    Distribution of the Contracts
             (e)  Expenses -- Registrant........................    Charges & Other Deductions
             (f)  Fund Expenses.................................    Summary of Variable Account
                                                                    Expenses; Expenses of the Funds
             (g)  Organizational Expenses.......................    Not Applicable
7.           General Description of Variable Annuity Contracts      --
             (a)  Persons with Rights...........................    Benefits under the Contract; Payout Start
                                                                    Date for Income Payments; Voting Rights;
                                                                    Assignments; Beneficiary
             (b) (i)  Allocation of Purchase Payments...........    Allocation of Purchase Payments
                  (ii) Transfers................................    Transfers among portfolios
                  (iii) Exchanges...............................    Not Applicable
             (c)  Changes.......................................    Modification
             (d) Inquiries......................................    Customer Inquiries
8.           Annuity Period.....................................    Payout Start Date for Income Payments
             (a)  Material Factors..............................    Amount of Variable Annuity Income Payments
             (b) Dates..........................................    Payout Start Date for Income Payments
             (c)  Frequency, duration & level...................    Amount of Variable Annuity Income Payments
             (d) AIR............................................    Amount of Variable Annuity Income Payments
             (e)  Minimum.......................................    Amount of Variable Annuity Income Payments
             (f)  -- Change Options.............................    Transfers among Portfolios
             -- Transfer........................................    --
9.           Death Benefit......................................    Death Benefit Payable; Death Benefit Amount;
                                                                    Death Benefit Payment Provisions
10.          Purchases and Contract Value.......................    --
             (a)  Purchases.....................................    Purchase of the Contracts: Crediting of
                                                                    Initial
                                                                    Purchase Payments
             (b) Valuation......................................    Accumulation Units; Accumulation Unit Value
             (c)  Daily Calculation.............................    Accumulation Units; Accumulation Unit Value;
                                                                    Allocation of Purchase Payments
             (d) Underwriter....................................    Distribution of the Contracts

                        ITEM OF FORM N-4                                         PROSPECTUS CAPTION
                        ----------------                                         ------------------
11.          Redemptions........................................    --
             (a)  -- By Owners..................................    Withdrawals
             (b) -- By Annuitant................................    Income Plans
             (c)  Texas ORP.....................................    Not Applicable
             (d) Lapse..........................................    Not Applicable
             (e)  Free Look.....................................    Highlights
12.          Taxes..............................................    Federal Tax Matters
13.          Legal Proceedings..................................    Not Applicable
14.          Table of Contents of the SAI.......................    SAI Table of Contents
PART B:      INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL
             INFORMATION
15.          Cover Page.........................................    Cover Page
16.          Table of Contents..................................    Table of Contents
17.          General Information and History....................    --
             (a)  Depositor's Name..............................    Glenbrook Life and Annuity Company
             (b) Assets of Sub-account..........................    The Variable Account
             (c)  Control of Depositor..........................    Glenbrook Life and Annuity Company
18.          Services...........................................    --
             (a)  Fees and Expenses of Registrant...............    Contract Maintenance Charge
             (b) Management Contracts...........................    Contract Maintenance Charge; Distribution of
                                                                    the Contracts
             (c)  Custodian.....................................    SAI: Safekeeping of the Variable Account's
                                                                    Assets
             Independent Public Accountant......................    Experts
             (d) Assets of Registrant...........................    SAI: Safekeeping of the Variable Account
                                                                    Assets
             (e)  Affiliated Persons............................    Not Applicable
             (f)  Principal Underwriter.........................    Distribution of the Contracts
19.          Purchase of Securities Being Offered...............    --
             (a)  Offering......................................    SAI: Purchase of Contracts
             (b) Sales load.....................................    Distribution of the Contracts
20.          Underwriters.......................................    --
             (a)  Principal Underwriter.........................    Distribution of the Contracts
             (b) Continuous offering............................    SAI: Purchase of Contracts
             (c)  Commissions...................................    Distribution of the Contracts
             (d) Unaffiliated Underwriters......................    N/A
21.          Calculation of Performance Data....................    SAI: Performance Data
22.          Annuity Payments...................................    Income Payments
23.          Financial Statements...............................    --
             (a)  Financial Statements of Registrant............    SAI: Variable Account Financial Statements
             (b) Financial Statements of Depositor..............    Glenbrook Life and Annuity Company Financial
                                                                    Statements
PART C:      OTHER INFORMATION
24a.         Financial Statements...............................    Financial Statements
24b.         Exhibits...........................................    Exhibits
25.          Directors and Officers of the Depositor............    Directors and Officers of Depositor
26.          Persons Controlled By or Under Common Control with     Persons Controlled by or Under Common
             Depositor or Registrant............................    Control Depositor or Registrant
27.          Number of Contract Owners..........................    Number of Contract Owners
28.          Indemnification....................................    Indemnification
29a.         Relationship of Principal Underwriter to Other         Relationship of Principal Underwriter to
             Investment Companies...............................    Other Investment Companies
29b.         Principal Underwriters.............................    Principal Underwriters
29c.         Compensation of Underwriter........................    Compensation of Allstate Life Financial
                                                                    Services, Inc.
30.          Location of Accounts and Records...................    Location of Accounts and Records
31.          Management Services................................    Management Services
32.          Undertakings.......................................    Undertakings

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A
                                   OFFERED BY
                       GLENBROOK LIFE AND ANNUITY COMPANY
                             POST OFFICE BOX 94039
                         PALATINE, ILLINOIS 60094-4039
                                1 (800) 776-6978
            INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED VARIABLE
                               ANNUITY CONTRACTS

P                        ------------------------------
PROSPECTUS
MAY 1, 1998

    This prospectus describes the AIM Lifetime Plus(SM) Variable Annuity, a Flexible Premium Deferred Variable Annuity Contract ("Contract") designed to aid you in long-term financial planning and which can be used for retirement planning. The Contracts are issued by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. Purchase payments for the Contracts will be allocated to a series of Variable Sub-accounts of the Glenbrook Life and Annuity Company Separate Account A ("Variable Account") and/or to a Fixed Account option(s) funded through the Company's general account.

    The Contracts are issued as individual Contracts or as group Contracts. In states where the Contracts are available only as group Contracts, a certificate is issued that summarizes the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts."

    The Variable Sub-accounts invest in shares of AIM Variable Insurance Funds, Inc. (the "Fund Series"). Thirteen Funds are currently available for investment within the Variable Account: (1) AIM V.I. Aggressive Growth Fund; (2) AIM V.I. Balanced Fund; (3) AIM V.I. Capital Appreciation Fund; (4) AIM V.I. Capital Development Fund; (5) AIM V.I. Diversified Income Fund; (6) AIM V.I. Global Utilities Fund; (7) AIM V.I. Government Securities Fund; (8) AIM V.I. Growth Fund; (9) AIM V.I. Growth and Income Fund; (10) AIM V.I. High Yield Fund; (11) AIM V.I. International Equity Fund; (12) AIM V.I. Money Market Fund; and (13) AIM V.I. Value Fund. The Fixed Account and the Funds make up the Investment Alternatives available to you under the Contract. Not all of the Funds may be available for investment under your Contract. You should check with your representative for further information on the availability of the Funds. The investment advisor for the AIM V.I. Aggressive Growth Fund has determined that, due to the limited availability of common stocks of small capitalized companies that meet the investment criteria for the AIM V.I. Aggressive Growth Fund, the Fund will be closed to new purchasers as soon as reasonably practicable once the Fund achieves a size in assets under management of $200 million. To the extent that the Fund is closed, any Owner of a Contract that maintains his allocation to the Fund will be permitted to allocate additional premium payments to the Fund despite the closure of the Fund to new allocations.

    This prospectus provides information you should know before making a decision to invest in the Contract and the available Investment Alternatives.

    The Contract Value will vary daily as a function of the investment performance of the Sub-accounts of our Variable Account and any interest credited to the Fixed Account. The Company does not guarantee any minimum Contract Value for amounts allocated to the Variable Account. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, the operation of which may result in upward or downward adjustments in withdrawal benefits, death benefits, settlement values, transfers to other Sub-accounts, or periodic income payments.

    THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS WHICH HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS; HOWEVER, THE CONTRACTS AND THE INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    The Company has prepared and filed a Statement of Additional Information dated May 1, 1998 with the U.S. Securities and Exchange Commission. If you wish to receive the Statement of Additional Information, you may obtain a free copy by calling or writing the Company at the address above. For your convenience, an order form for the Statement of Additional Information may be found on page B-2 of this prospectus. Before ordering, you may wish to review the Table of Contents of the Statement of Additional Information on page B-1 of this prospectus. The Statement of Additional Information is incorporated by reference into this prospectus.

    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR AIM VARIABLE INSURANCE FUNDS, INC.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE

                  The Contract is not available in all states.

    At least once each Contract Year, the Company will send the Owner an annual statement that contains certain information pertinent to the individual Owner's Contract. The annual statement details values and specific Contract data for each particular Contract. The annual statement does not contain financial statements of the Company, although the Company's Financial Statements begin on page F-1 of this prospectus. Our Company files annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
GLOSSARY................................     3
HIGHLIGHTS..............................     4
SUMMARY OF VARIABLE ACCOUNT EXPENSES....     5
CONDENSED FINANCIAL INFORMATION.........     8
YIELD AND TOTAL RETURN DISCLOSURE.......     8
FINANCIAL STATEMENTS....................     9
GLENBROOK LIFE AND ANNUITY COMPANY AND
  THE VARIABLE ACCOUNT..................     9
  Glenbrook Life and Annuity Company....     9
  The Variable Account..................     9
THE FUND SERIES.........................    10
  AIM Variable Insurance Funds, Inc.....    10
  Investment Advisor for the Funds......    11
FIXED ACCOUNT...........................    11
  Example of Interest Crediting During
     the Guarantee Period...............    11
  Withdrawals or Transfers..............    13
  Market Value Adjustment...............    13
PURCHASE OF THE CONTRACTS...............    13
  Purchase Payment Limits...............    13
  Free-Look Period......................    13
  Crediting of Initial Purchase
     Payment............................    13
  Allocation of Purchase Payments.......    14
  Accumulation Units....................    14
  Accumulation Unit Value...............    14
  Transfers Among Investment
     Alternatives.......................    14
  Dollar Cost Averaging.................    14
  Automatic Fund Rebalancing............    15
BENEFITS UNDER THE CONTRACT.............    15
  Withdrawals...........................    15
INCOME PAYMENTS.........................    15
     Payout Start Date for Income
       Payments.........................    15
     Variable Account Income Payments...    16
     Fixed Amount Income Payments.......    16
     Income Plans.......................    16
DEATH BENEFITS..........................    17
  Distribution Upon Death Payment
     Provisions.........................    17
  Death Benefit Amount..................    17
CHARGES AND OTHER DEDUCTIONS............    18
  Deductions from Purchase Payments.....    18
  Withdrawal Charge (Contingent Deferred
     Sales Charge)......................    18
  Contract Maintenance Charge...........    18
  Administrative Expense Charge.........    19
  Mortality and Expense Risk Charge.....    19
  Taxes.................................    19
  Transfer Charges......................    19
  Fund Expenses.........................    19

                                          PAGE
                                          ----
GENERAL MATTERS.........................    19
  Owner.................................    19
  Beneficiary...........................    19
  Assignments...........................    20
  Delay of Payments.....................    20
     Modification.......................    20
     Customer Inquiries.................    20
FEDERAL TAX MATTERS.....................    20
  Introduction..........................    20
  Taxation of Annuities in General......    20
     Tax Deferral.......................    20
     Non-Natural Owners.................    21
     Diversification Requirements.......    21
     Ownership Treatment................    21
     Delayed Maturity Dates.............    21
     Taxation of Partial and Full
       Withdrawals......................    21
     Taxation of Annuity Payments.......    22
     Taxation of Annuity Death
       Benefits.........................    22
     Penalty Tax on Premature
       Distributions....................    22
     Aggregation of Annuity Contracts...    22
     Tax Qualified Contracts............    22
     Restrictions Under Section 403(b)
       Plans............................    22
     Roth Individual Retirement
       Annuities........................    22
     Income Tax Withholding.............    23
DISTRIBUTION OF THE CONTRACTS...........    23
VOTING RIGHTS...........................    23
SELECTED FINANCIAL DATA.................    24
MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS............................    24
COMPETITION.............................    27
EMPLOYEES...............................    27
PROPERTIES..............................    27
STATE AND FEDERAL REGULATION............    28
EXECUTIVE OFFICERS AND DIRECTORS OF THE
  COMPANY...............................    28
EXECUTIVE COMPENSATION..................    29
LEGAL PROCEEDINGS.......................    30
EXPERTS.................................    30
LEGAL MATTERS...........................    30
FINANCIAL STATEMENTS....................   F-1
APPENDIX A -- Market Value Adjustment...   A-1
STATEMENT OF ADDITIONAL INFORMATION:
TABLE OF CONTENTS.......................   B-1
ORDER FORM..............................   B-2

                                    GLOSSARY

ACCUMULATION UNIT: A measure of your ownership interest in a Sub-account of the Variable Account prior to the Payout Start Date.

ACCUMULATION UNIT VALUE: The value of each Accumulation Unit which is calculated each Valuation Date. Each Sub-account of the Variable Account has its own distinct Accumulation Unit Value.

ANNUITANT(S): The person or persons whose life determines the latest Payout Start Date and the amount and duration of any income payments for Income Plan options other than Guaranteed Payments for a Specified Period. Joint Annuitants are only permitted on or after the Payout Start Date at the Company's discretion.

BENEFICIARY(IES): The person(s) to whom any benefits are due when a death benefit is payable and there is no surviving Owner.

COMPANY: Glenbrook Life and Annuity Company.

CONTRACT: The Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract, known as the "AIM Lifetime Plus(SM) Variable Annuity," and described in this prospectus.

CONTRACT ANNIVERSARY: An anniversary of the date that the Contract was issued.

CONTRACT VALUE: The value of all amounts accumulated under the Contract prior to the Payout Start Date, equivalent to the Accumulation Units in each Sub-account of the Variable Account multiplied by the respective Accumulation Unit Value, plus the value in the Fixed Account.

CONTRACT YEAR: A period of 12 months starting with the issue date or any Contract Anniversary.

DEATH BENEFIT ANNIVERSARY: Every seventh Contract Anniversary beginning on the date that the Contract was issued. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

FIXED ACCOUNT: All of the assets of the Company that are not in separate accounts. Also known as the "Market Value Adjusted Account under this Contract."

GUARANTEE PERIOD: A period of years for which a specified effective annual interest rate is guaranteed by the Company. A Guarantee Period is established when purchase payments are allocated to the Fixed Account; when previous Guarantee Periods of Sub-accounts expire and a new Guarantee Period is selected; and when You transfer an amount to the Fixed Account.

INCOME PLAN: One of several ways in which a series of payments are made after the Payout Start Date. Income payments are based on the Contract Value adjusted by any applicable Market Value Adjustment and applicable taxes on the Payout Start Date. Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan.

INVESTMENT ALTERNATIVES: The Sub-accounts of the Variable Account and the Fixed Account.

MARKET VALUE ADJUSTMENT: The Market Value Adjustment is an increase or decrease in the amount of money distributed from the Fixed Account, prior to the end of the Guarantee Period, to reflect the impact of changes in interest rates between the time the Guarantee Period began and the time of distribution.

NON-QUALIFIED CONTRACTS: Contracts other than Qualified Contracts.

OWNER(S)("YOU"): The person or persons designated as the Owner in the Contract.

PAYOUT START DATE: The date on which income payments begin.

QUALIFIED CONTRACTS: Contracts issued under plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 and 408A of the Internal Revenue Code.

VALUATION DATE: Each day that the New York Stock Exchange is open for business. The Valuation Date does not include such Federal and non-Federal holidays as are observed by the New York Stock Exchange.

VALUATION PERIOD: The period between successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (which is normally 4:00 p.m. Eastern Time) and ending as of the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

VARIABLE ACCOUNT: Glenbrook Life and Annuity Company Separate Account A, a separate investment account established by the Company to receive and invest purchase payments paid under the Contracts.

VARIABLE SUB-ACCOUNT: A portion of the Variable Account invested in shares of a corresponding Fund. The investment performance of each Variable Sub-account is linked directly to the investment performance of its corresponding Fund.

                                   HIGHLIGHTS

THE CONTRACT

     This Contract is designed for long-term financial planning and retirement planning. Money can be allocated to any combination of Funds and/or the Fixed Account. You have access to your monies either through withdrawals of Contract Value or through periodic income payments. You bear the entire investment risk for Contract Values and income payments based upon the Variable Account, because values will vary depending on the investment performance of the Fund(s) you select. See "Accumulation Unit Value," page 12 and "Income Plans," page 14. You will also bear the investment risk of adverse changes in interest rates if amounts are prematurely withdrawn or transferred from the Fixed Account. See "Fixed Account," page 10.

FREE-LOOK

     You may cancel the Contract any time within 20 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation, unless a refund of purchase payments is required by state or federal law. See "Free-Look Period," page 12.

HOW TO INVEST

     Your first purchase payment must be at least $5,000 (for Qualified Contracts, $2,000). Subsequent purchase payments must be at least $500. Purchase payments may also be made pursuant to an Automatic Addition Program. See "Purchase Payment Limits," page 12. At the time of your application, you will allocate your purchase payment among the Investment Alternatives. See "Allocation of Purchase Payment," page 12. All allocations must be in whole percents from 0% to 100% (total allocation equals 100%) or in whole dollars (total allocation equals entire dollar amount of purchase payment). Allocations may be changed by notifying the Company in writing. See "Allocation of Purchase Payments," page 12.

INVESTMENT ALTERNATIVES

     The Variable Account invests in shares of AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series has a total of thirteen Funds available under the Contract. The Funds include: (1) AIM V.I. Aggressive Growth Fund; (2) AIM V.I. Balanced Fund; (3) AIM V.I. Capital Appreciation Fund; (4) AIM V.I. Capital Development Fund; (5) AIM V.I. Diversified Income Fund; (6) AIM V.I. Global Utilities Fund; (7) AIM V.I. Government Securities Fund; (8) AIM V.I. Growth Fund; (9) AIM V.I. Growth and Income Fund; (10) AIM V.I. High Yield Fund; (11) AIM V.I. International Equity Fund; (12) AIM V.I. Money Market Fund; and (13) AIM V.I. Value Fund. The assets of each Fund are held separately from the other Funds and each has distinct investment objectives and policies which are described in the accompanying prospectus for the Fund Series. In addition to the Variable Account, Owners can also allocate all or part of their purchase payments to the Fixed Account. See "Fixed Account," on page 10.

     Not all of the Funds may be available for investment under your Contract. You should check with your representative for further information on the availability of the Funds. The investment advisor for the AIM V.I. Aggressive Growth Fund has determined that, due to the limited availability of common stocks of small capitalized companies that meet the investment criteria for the AIM V.I. Aggressive Growth Fund, the Fund will be closed to new purchasers as soon as reasonably practicable once the Fund achieves a size in assets under management of $200 million. To the extent that the Fund is closed, any Owner of a Contract that maintains his allocation to the Fund will be permitted to allocate additional premium payments to the Fund despite the closure of the Fund to new allocations.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

     Prior to the Payout Start Date, you may transfer amounts among the Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. Transfers to the Fixed Account must be at least $500. Certain Fixed Account transfers may be restricted. See "Transfers Among Investment Alternatives," page 12. You may want to enroll in a Dollar Cost Averaging Program or an Automatic Fund Rebalancing Program. See "Dollar Cost Averaging," page 13, and "Automatic Fund Rebalancing," page 13. Transfers made in the Dollar Cost Averaging Program or the Automatic Fund Rebalancing Program are not included in the twelve free transfers per Contract Year currently permitted by the Company.

CHARGES AND DEDUCTIONS

     The costs of the Contract include: a contract maintenance charge ($35 annually), a mortality and expense risk charge (deducted daily, equal on an annual basis to 1.35% of the Contract's daily net assets of the Variable Account), and an administrative expense charge (deducted daily, equal on an annual basis to .10% of the Contract's daily net assets of the Variable Account). The Company reserves the right to assess a transfer charge ($10 on each transfer in excess of twelve per Contract Year). Additional deductions may be made for certain taxes. See "Contract Maintenance Charge," page 17, "Mortality and Expense Risk Charge," page 17, "Administrative Expense Charge," page 17, "Transfer Charges," page 17, and "Taxes," page 17.

WITHDRAWALS

     You may withdraw all or part of the Contract Value before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. Each Contract Year, no withdrawal charges or Market Value Adjustments will be applied to amounts withdrawn up to 10% of the amount of purchase payments. Amounts withdrawn in excess of the 10% may be subject to a withdrawal charge of 0% to 6% depending on how long purchase payments have been invested in the Contract. Amounts withdrawn from the Fixed Account, in excess of the 10%, except during the 30 day period after the Guarantee Period expires, will be subject to a Market Value Adjustment. See "Withdrawals," page 13, "Withdrawals or Transfers," page 11, and "Taxation of Annuities in General," page 19.

DEATH BENEFIT

     The Company will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. See "Death Benefit Amount," page 15.

INCOME PAYMENTS

     You will receive periodic income payments beginning on the Payout Start Date. You may choose among several Income Plans to fit your needs. Income payments may be received for a specified period or for life (either single or joint life), with or without a guaranteed number of payments. You can select income payments that are fixed, variable or a combination of fixed and variable. See "Income Payments," page 14.

                      SUMMARY OF VARIABLE ACCOUNT EXPENSES

     The following table illustrates all expenses and fees that you will incur. The expenses and fees set forth in the table are based on charges under the Contracts and on the expenses of the Variable Account and the underlying Fund Series.

OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases (as a percentage of purchase
  payments).................................................    None
Contingent Deferred Sales Charge (as a percentage of
  purchase payments)........................................       *

                                                                   APPLICABLE
                   YEAR APPLICABLE SINCE                           WITHDRAWAL
                  PREMIUM PAYMENT ACCEPTED                      CHARGE PERCENTAGE
                  ------------------------                      -----------------
     1st Year...............................................             6%
     2nd Year...............................................             6%
     3rd Year...............................................             5%
     4th Year...............................................             5%
     5th Year...............................................             4%
     6th Year...............................................             4%
     7th Year...............................................             3%
     Thereafter.............................................             0%
Transfer Fee................................................             **
Annual Contract Fee.........................................            $35***
Variable Account Annual Expenses (as a percentage of the
  Contract's average net assets in the Variable Account):
Mortality and Expense Risk Charge...........................          1.35%****
Administrative Expense Charge...............................          0.10%
Total Variable Account Annual Expenses......................          1.45%

------------

  * Each Contract Year up to 10% of the amount of purchase payments may be withdrawn free from a contingent deferred sales charge or a Market Value Adjustment.

 ** No charges will be imposed on the first twelve transfers in any Contract
    Year. The Company reserves the right to assess a $10 charge for each transfer in excess of twelve in any Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing.

 *** The annual Contract Fee will be waived if total purchase payments as of a Contract Anniversary, or upon a full withdrawal, are $50,000 or if the entire Contract Value is allocated to the Fixed Account.

**** For amounts allocated to the Variable Account, the Mortality and Expense
     Risk Charge and the Administrative Expense Charge are assessed during both the accumulation and the payout phases of the Contract.

                                 FUND EXPENSES

                        (AS A PERCENTAGE OF FUND ASSETS)

                                                                                          TOTAL FUND
                                                                MANAGEMENT     OTHER        ANNUAL
                            FUND                                   FEES       EXPENSES     EXPENSES
                            ----                                ----------    --------    ----------
AIM V.I. Aggressive Growth Fund**...........................      0.80%        0.13%        0.93%
AIM V.I. Balanced Fund**....................................      0.75%        0.21%        0.96%
AIM V.I. Capital Appreciation Fund..........................      0.63%        0.05%        0.68%
AIM V.I. Capital Development Fund**.........................      0.75%        0.21%        0.96%
AIM V.I. Diversified Income Fund............................      0.60%        0.20%        0.80%
AIM V.I. Global Utilities Fund..............................      0.65%        0.63%        1.28%
AIM V.I. Government Securities Fund.........................      0.50%        0.37%        0.87%
AIM V.I. Growth Fund........................................      0.65%        0.08%        0.73%
AIM V.I. Growth and Income Fund.............................      0.63%        0.06%        0.69%
AIM V.I. High Yield Fund**..................................      0.63%        0.25%        0.88%
AIM V.I. International Equity Fund..........................      0.75%        0.18%        0.93%
AIM V.I. Money Market Fund..................................      0.40%        0.19%        0.59%
AIM V.I. Value Fund.........................................      0.62%        0.08%        0.70%

---------------
* For the year ended 12/31/97, there were no fee waivers in effect for the above listed Funds. The expense rations have not been restated.

** For the funds designated above with a double asterisk, expenses have been estimated based on expenses of existing AIM Variable Insurance Funds. The expenses are based on projected average net assets as of 12/31/98. Projected average net assets are based on the assumption that sales are even throughout the month.

EXAMPLE

     You (the Owner) would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return under the following circumstances:

     If you terminate your Contract or annuitize for a specified period of less than 120 months at the end of the applicable time period:

                            FUND                                1 YEAR    3 YEARS   5 YEARS   10 YEARS
                            ----                                ------    -------   -------   --------
AIM V.I. Agressive Growth Fund..............................     $79       $122      $167       $279
AIM V.I. Balanced Fund......................................     $79       $123      $169       $282
AIM V.I. Capital Appreciation Fund..........................     $76       $114      $154       $254
AIM V.I. Capital Development Fund...........................     $79       $123      $169       $282
AIM V.I. Diversified Income Fund............................     $78       $118      $161       $266
AIM V.I. Global Utilities Fund..............................     $83       $133      $185       $314
AIM V.I. Government Securities Fund.........................     $78       $120      $164       $273
AIM V.I. Growth Fund........................................     $77       $116      $157       $259
AIM V.I. Growth and Income Fund.............................     $77       $114      $155       $255
AIM V.I. High Yield Fund....................................     $78       $120      $165       $274
AIM V.I. International Equity Fund..........................     $79       $122      $167       $279
AIM V.I. Money Market Fund..................................     $76       $111      $150       $244
AIM V.I. Value Fund.........................................     $77       $115      $155       $256

     If you do not terminate your Contract or if you annuitize for a specified period of 120 months or more at the end of the applicable time period:

                            FUND                                1 YEAR    3 YEARS   5 YEARS   10 YEARS
                            ----                                ------    -------   -------   --------
AIM V.I. Agressive Growth Fund..............................     $25        $77      $131       $279
AIM V.I. Balanced Fund......................................     $25        $78      $133       $282
AIM V.I. Capital Appreciation Fund..........................     $22        $69      $118       $254
AIM V.I. Capital Development Fund...........................     $25        $78      $133       $282
AIM V.I. Diversified Income Fund............................     $24        $73      $125       $266
AIM V.I. Global Utilities Fund..............................     $29        $88      $149       $314
AIM V.I. Government Securities Fund.........................     $24        $75      $128       $273
AIM V.I. Growth Fund........................................     $23        $71      $121       $259
AIM V.I. Growth and Income Fund.............................     $23        $69      $119       $255
AIM V.I. High Yield Fund....................................     $24        $75      $129       $274
AIM V.I. International Equity Fund..........................     $25        $77      $131       $279
AIM V.I. Money Market Fund..................................     $22        $66      $114       $244
AIM V.I. Value Fund.........................................     $23        $70      $119       $256

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the example is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. Premium taxes, which vary from 0 - 3.5% depending on the state where the Contract is sold, are not reflected in the example.

                        CONDENSED FINANCIAL INFORMATION

                      Accumulation Unit Values and Number
                     of Accumulation Units Outstanding for
                        Each Sub-Account since Inception

                                                               1995       1996         1997
                                                              ------    ---------    ---------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000        9.827       11.387
  Accumulation Unit Value, End of Period....................   9.827       11.387       12.739
  Number of Units Outstanding, End of Period................     996    4,471,775    7,850,032
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000       10.068       10.934
  Accumulation Unit Value, End of Period....................  10.068       10.934       11.788
  Number of Units Outstanding, End of Period................       0      747,505    1,950,608
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000       10.209       11.276
  Accumulation Unit Value, End of Period....................  10.209       11.276       13.518
  Number of Units Outstanding, End of Period................       0      163,534      426,581
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000       10.082       10.164
  Accumulation Unit Value, End of Period....................  10.082       10.164       10.835
  Number of Units Outstanding, End of Period................       0      263,768      550,452
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000        9.852       11.466
  Accumulation Unit Value, End of Period....................   9.852       11.466       14.388
  Number of Units Outstanding, End of Period................     104    2,070,239    4,031,175
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000        9.897       11.699
  Accumulation Unit Value, End of Period....................   9.897       11.699       14.496
  Number of Units Outstanding, End of Period................     103    2,425,462    5,374,119
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000       10.103       11.953
  Accumulation Unit Value, End of Period....................  10.103       11.953       12.598
  Number of Units Outstanding, End of Period................     936    1,969,297    3,667,815
AIM V.I. MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000       10.023       10.369
  Accumulation Unit Value, End of Period....................  10.023       10.369       10.745
  Number of Units Outstanding, End of Period................       0      894,947    1,291,169
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.000        9.783       11.090
  Accumulation Unit Value, End of Period....................   9.783       11.090       13.520
  Number of Units Outstanding, End of Period................     966    3,528,353    7,294,719

     All Sub-Accounts commenced operations on December 4, 1995. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.35% and an Administrative Expense Charge of 0.10%.

                       YIELD AND TOTAL RETURN DISCLOSURE

     From time to time the Variable Account may advertise the yield and total return investment performance of one or more Sub-accounts. Yield and standardized total return advertisements include all charges and expenses attributable to the Contracts. Including these fees has the effect of decreasing the advertised performance of a Sub-account so that a Sub-account's investment performance will not be directly comparable to that of an ordinary mutual fund.

     When a Sub-account advertises its standardized total return it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for such periods. Total return is measured by comparing the value of an investment in the Sub-account at the end of the relevant period to the value of the investment at the beginning of the period.

     In addition to the standardized total return, the Sub-account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the withdrawal charges under the Contract are not deducted. Therefore, a non-standardized total return for a Sub-account can be higher than a standardized total return for a Sub-account.

     Certain Sub-accounts may advertise yield in addition to total return. Except in the case of the AIM V.I. Money Market Sub-account, the yield will be computed in the following manner: the net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period, and then annualized. This figure reflects the recurring charges at the separate account level.

     The AIM V.I. Money Market Sub-account may advertise, in addition to the total return, either yield or the effective yield. The yield in this case refers to the income generated by an investment in that Sub-account over a seven-day period net of recurring charges at the separate account level. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized, the income earned by an investment in the AIM V.I. Money Market Sub-account is assumed to be reinvested at the end of each seven-day period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

     Please refer to the Statement of Additional Information for a further description of the method used to calculate a Sub-account's yield and total return.

                              FINANCIAL STATEMENTS

     The financial statements of Glenbrook Life and Annuity Company begin on page F-1 of the prospectus. The financial statements of Glenbrook Life and Annuity Company Separate Account A may be found in the Statement of Additional Information, which is incorporated by reference into this prospectus and which is available upon request. (See order form on page B-2)

          GLENBROOK LIFE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT

GLENBROOK LIFE AND ANNUITY COMPANY

     The Company is the issuer of the Contract. The Company is a stock life insurance company which was organized under the laws of Illinois in 1992. The Company was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." As of the date of this prospectus, the Company is licensed to operate in the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate. The Company's home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

     The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation"). On June 30, 1995, Sears Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend.

     The Company and Allstate Life entered into a reinsurance agreement, effective June 5, 1992. Under the reinsurance agreement, Fixed Account purchase payments are automatically transferred to Allstate Life and become invested with the assets of Allstate Life, and Allstate Life accepts 100% of the liability under such contracts. However, the obligations of Allstate Life under the reinsurance agreement are to the Company; the Company remains the sole obligor under the Contract to the Owners.

THE VARIABLE ACCOUNT

     Established on September 6, 1995, the Glenbrook Life and Annuity Company Separate Account A is a unit investment trust registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration, however, does not signify that the Commission supervises the management or investment practices or policies of the Variable Account. The investment performance of the Variable Account is independent of both the investment performance of the Company's general account and the performance of any other separate account.

     The Variable Account has been divided into thirteen Sub-accounts, each of which invests solely in its corresponding Fund of AIM Variable Insurance Funds, Inc. Additional Variable Sub-accounts may be added at the discretion of the Company.

     The assets of the Variable Account are held separately from the other assets of the Company. The assets are not chargeable with liabilities incurred in the Company's other business operations. Accordingly, the income, capital gains and capital losses, realized or unrealized, incurred on the assets of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the income, capital gains or capital losses arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

                                THE FUND SERIES

     The Variable Account will invest in shares of the AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series is registered with the Securities and Exchange Commission as an open-end, series, management investment company. Registration of the Fund Series does not involve supervision of its management, investment practices or policies by the Securities and Exchange Commission. The Funds are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Variable Account.

     Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

AIM VARIABLE INSURANCE FUNDS, INC.

     AIM Variable Insurance Funds, Inc. offers thirteen Funds for use with this
Contract: (1) AIM V.I. Aggressive Growth Fund; (2) AIM V.I. Balanced Fund; (3) AIM V.I. Capital Appreciation Fund; (4) AIM V.I. Capital Development Fund; (5) AIM V.I. Diversified Income Fund; (6) AIM V.I. Global Utilities Fund; (7) AIM V.I. Government Securities Fund; (8) AIM V.I. Growth Fund; (9) AIM V.I. Growth and Income Fund; (10) AIM V.I. High Yield Fund; (11) AIM V.I. International Equity Fund; (12) AIM V.I. Money Market Fund; and (13) AIM V.I. Value Fund. Not all of the Funds may be available for investment under your Contract. You should check with your representative for further information on the availability of the Funds. Each Fund has different investment objectives and policies and operates as a separate investment fund. The following is a brief description of the investment objectives and programs of the Funds:

     AIM V.I. AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND") is a diversified Fund which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies, which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.

     AIM V.I. BALANCED FUND ("BALANCED FUND") is a diversified Fund which seeks to achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. The Fund may invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services, which are commonly known as "junk bonds."

     AIM V.I. CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") is a diversified Fund which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

     AIM V.I. CAPITAL DEVELOPMENT FUND ("CAPITAL DEVELOPMENT FUND") is a diversified Fund which seeks to invest primarily in common stocks, convertible securities and bonds. The Fund will invest primarily in securities of small and medium-sized companies (i.e., companies which fall in the smallest 85% by market capitalization of publicly traded companies in the United States). The Fund may also register up to 10% of its total assets in securities of other registered investment companies.

     AIM V.I. DIVERSIFIED INCOME FUND ("DIVERSIFIED INCOME FUND") is a diversified Fund which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). The risks of investing in junk bonds are described in the accompanying prospectus for the Fund Series, which should be read carefully before investing.

     AIM V.I. GLOBAL UTILITIES FUND ("GLOBAL UTILITIES FUND") is a non-diversified Fund which seeks to achieve a high level of current income and, as a secondary objective, to achieve capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

     AIM V.I. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND") is a diversified Fund which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

     AIM V.I. GROWTH FUND ("GROWTH FUND") is a diversified Fund which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by AIM to have strong earnings momentum.

     AIM V.I. GROWTH AND INCOME FUND ("GROWTH AND INCOME FUND") is a diversified Fund which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

     AIM V.I. HIGH YIELD FUND ("HIGH YIELD FUND") is a diversified Fund which seeks to achieve a high level of current income by investing primarily in publicly traded debt securities of less than investment grade. Debt securities of less than investment grade are considered "high risk" securities, commonly referred to as "junk bonds." At least 80% of the value of the Fund's total assets will be invested in debt securities. The Fund may also invest in preferred stocks. At least 65% of the value of the Fund's assets will be invested in high yield debt securities. The securities held by the Fund may be subject to greater risk of loss of income and principal and are more speculative in nature.

     AIM V.I. INTERNATIONAL EQUITY FUND ("INTERNATIONAL FUND") is a diversified Fund which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

     AIM V.I. MONEY MARKET FUND ("MONEY MARKET FUND") is a diversified Fund which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a diversified portfolio of money market instruments.

     AIM V.I. VALUE FUND ("VALUE FUND") is a diversified Fund which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

INVESTMENT ADVISOR FOR THE FUNDS

     A I M Advisors, Inc., ("AIM") serves as the investment advisor to each Fund. AIM was organized in 1976, and together with its domestic subsidiaries, manages or advises over 50 investment company portfolios (including the Funds) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc., ("AIM Management"). AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund business in the United States, Europe, and the Pacific Region. AIM manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997.

     There is no assurance that the Funds will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Funds can be found in the current prospectus for the Fund Series which accompanies this prospectus.

     You will find more complete information about the Funds, including the risks associated with each Fund, in the accompanying prospectus. You should read the prospectus for the Fund Series in conjunction with this prospectus.

     THE FUND SERIES PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

                                 FIXED ACCOUNT

     Purchase payments and transfers allocated to one or more of the Guarantee Periods become part of the general account of the Company. Guarantee Periods will be offered at the Company's discretion and may range from one to ten years. Presently, the Company offers Guarantee Periods of one, three, five, seven and ten years. The Owner must select the Guarantee Period to which to allocate each purchase payment and transfer. No less than $500 may be allocated to any one Guarantee Period. The Company reserves the right to limit the number of additional purchase payments. The Fixed Account Investment Alternative may not be available in all states. Please consult with your sales representative for current information.

     Interest is credited daily at a rate which compounds to the effective annual interest rate declared for each Guarantee Period that has been selected.

     The following example illustrates how the value of purchase payments allocated to the Fixed Account would grow given an assumed purchase payment, Guarantee Period, and effective annual interest rate:

EXAMPLE OF INTEREST CREDITING DURING THE GUARANTEE PERIOD:

Purchase Payment:...........................................  $10,000.00
Guarantee Period:...........................................     5 years
Effective Annual Rate:......................................       4.50%

                             END OF CONTRACT YEAR:

                                                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
                                                   ----------   ----------   ----------   ----------   ----------
Beginning Account Value                            $10,000.00
  X (1 + Effective Annual Rate)                         1.045
                                                   ----------
                                                   $10,450.00
Account Value at end of Contract Year                           $10,450.00
1 X (1 + Effective Annual Rate)                                      1.045
                                                                ----------
                                                                $10,920.25
Account Value at end of Contract Year                                        $10,920.25
2 X (1 + Effective Annual Rate)                                                   1.045
                                                                             ----------
                                                                             $11,411.66
Account Value at end of Contract Year                                                     $11,411.66
3 X (1 + Effective Annual Rate)                                                                1.045
                                                                                          ----------
                                                                                          $11,925.19
Account Value at end of Contract Year                                                                  $11,925.19
4 X (1 + Effective Annual Rate)                                                                             1.045
                                                                                                       ----------
Account Value at end of Guarantee Period:                                                              $12,461.82
                                                                                                       ==========
TOTAL INTEREST CREDITED IN GUARANTEE PERIOD: $2,461.82 ($12,461.82 -- $10,000.00)

NOTE: The above illustration assumes no withdrawals of any amount during the entire five year period. A withdrawal charge and a Market Value Adjustment may apply to any amount withdrawn in excess of 10% of the amount of purchase payments. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

     The Company has no specific formula for determining the rate of interest that it will declare initially or in the future. Such interest rates will be reflective of investment returns available at the time of the determination. In addition, the management of the Company may also consider various other factors in determining interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends, and competitive factors. The Company guarantees that the interest rates will never be less than the minimum guaranteed rate shown in the Contract. For current interest rate information, please contact your sales representative or the Company's Customer Support Unit at 1(800)776-6978.

     THE MANAGEMENT OF THE COMPANY WILL MAKE THE FINAL DETERMINATION AS TO THE INTEREST RATES TO BE DECLARED. THE COMPANY CAN NEITHER PREDICT NOR GUARANTEE FUTURE INTEREST RATES TO BE DECLARED.

     Prior to the end of a Guarantee Period, a notice will be mailed to the Owner outlining the options available at the end of a Guarantee Period. During the 30 day period after a Guarantee Period expires the Owner may:

     -- take no action and the Company will automatically renew the Account
        Value to a Guarantee Period of the same duration as that of the expiring Guarantee Period and to be established on the day the previous Guaranteed Period expired; or

     -- notify the Company to apply the Account Value to a new Guarantee Period or periods to be established on the day the previous Guarantee Period expired; or

     -- notify the Company to apply the Account Value to any Sub-account of the Variable Account on the day we receive the notification; or

     -- receive a portion of the Account Value or the entire Account Value through a partial or full withdrawal that is not subject to a Market Value Adjustment. In this case, the amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period expired.

     The Automatic Laddering Program allows the Owner to choose, in advance, one renewal Guarantee Period for all renewals. The Owner can select the Automatic Laddering Program at any time during the accumulation phase, including on the issue date. The Automatic Laddering Program will continue until the Owner gives written notice to the Company that the program should end. The Company reserves the right to discontinue this program. For additional information on the Automatic Laddering Program, please call the Company's Customer Support Unit at 1(800)776-6978.

WITHDRAWALS OR TRANSFERS

     With the exception of withdrawals made as part of the 10% yearly free withdrawals and transfers made automatically through the Dollar Cost Averaging Program, all withdrawals and transfers paid from the Fixed Account other than during the 30 day period after a Guarantee Period expires are subject to a Market Value Adjustment.

     The amount received by the Owner under a withdrawal request equals the amount requested, adjusted by any Market Value Adjustment, less any applicable withdrawal charge (based upon the amount requested prior to any Market Value Adjustment), less premium taxes and withholding (if applicable).

MARKET VALUE ADJUSTMENT

     The Market Value Adjustment reflects the relationship between (1) the Treasury Rate for the time remaining in the Guarantee Period at the time of the request for withdrawal or transfer, and (2) the Treasury Rate at the time the Guarantee Period was established. As such, the Owner bears some investment risk under the Contract. Treasury Rate means the U.S. Treasury Note Constant Maturity yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

     Generally, if the Treasury Rate at the time the Sub-account was established is higher than the applicable current Treasury Rate (interest rate for a period equal to the time remaining in the Sub-account), then the Market Value Adjustment will result in a higher amount payable to the Owner or transferred. Similarly, if the Treasury Rate at the time the Sub-account was established is lower than the applicable current Treasury Rate, then the Market Value Adjustment will result in a lower amount payable to the Owner or transferred.

     For example, assume the Owner purchases a Contract and selects an initial Guarantee Period of five years and the five year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, the Owner makes a partial withdrawal. If, at that later time, the current two year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to the Owner. Similarly, if the current two year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to the Owner.

     The formula for calculating the Market Value Adjustment is set forth in Appendix A to this prospectus which also contains additional illustrations of the application of the Market Value Adjustment. The Market Value Adjustment will be waived on withdrawals taken to satisfy IRS required minimum distribution rules for this Contract.

                           PURCHASE OF THE CONTRACTS

PURCHASE PAYMENT LIMITS

     Your first purchase payment must be at least $5,000 unless the Contract is a Qualified Contract, in which case the first purchase payment must be at least $2,000. All subsequent purchase payments must be $500 or more and may be made at any time prior to the Payout Start Date. Subsequent purchase payments may also be made from your bank account through Automatic Additions. Under an Automatic Additions Program, the minimum purchase payment for allocation to the Variable Account is $100 and for allocation to the Fixed Account the minimum purchase payment is $500. Please consult with your sales representative for detailed information about Automatic Additions.

     We reserve the right to limit the amount of purchase payments we will accept.

FREE-LOOK PERIOD

     You may cancel the Contract any time within 20 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation unless a refund of purchase payments is required by state or federal law. Your state may require a different free look period. Please consult your Contract for more information.

CREDITING OF INITIAL PURCHASE PAYMENT

     The initial purchase payment accompanied by a duly completed application will be credited to the Contract within two business days of receipt by us at our home office. If an application is not duly completed, we will credit the purchase payments to the Contract within five business days or return it at that time unless you specifically consent to us holding the purchase payment until the application is complete. We reserve the right to reject any application. Subsequent purchase payments will be credited to the Contract at the close of the Valuation Period in which the purchase payment is received by the Company at its home office.

ALLOCATION OF PURCHASE PAYMENTS

     On the application, you instruct us how to allocate the purchase payment among the Investment Alternatives. Purchase payments may be allocated to any Investment Alternative in whole percents, from 0% to 100% (total allocation must equal 100%) or in whole dollars (total allocation must equal entire dollar amount of purchase payment). Unless you notify us in writing otherwise, subsequent purchase payments are allocated according to the allocation instructions for the previous purchase payment. Any change in allocation instructions will be effective at the time we receive the notice in good order.

ACCUMULATION UNITS

     Each purchase payment allocated to the Variable Account will be credited to the Contract as Accumulation Units. For example, if a $10,000 purchase payment is credited to the Contract when the Accumulation Unit value equals $10, then 1,000 Accumulation Units would be credited to the Contract. The Variable Account, in turn, purchases shares of the corresponding Fund.

ACCUMULATION UNIT VALUE

     The Accumulation Units in each Sub-account of the Variable Account are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares purchased by each Variable Sub-account and the deduction of certain expenses and charges.

     The value of an Accumulation Unit in a Variable Sub-account for any Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

     Amounts may be transferred among Investment Alternatives, subject to the following restrictions. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. Transfers to or from more than one Investment Alternative on the same day are treated as one transfer. Transfers through Dollar Cost Averaging or Automatic Fund Rebalancing are not included in the twelve free transfers per Contract Year.

     Transfers among Investment Alternatives before the Payout Start Date may be made at any time. See "Withdrawals or Transfers," page 11 for the requirements on transfers from the Fixed Account. After the Payout Start Date, transfers among Sub-accounts of the Variable Account or from a variable amount income payment to a fixed amount income payment may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, transfers from a fixed amount income payment are not allowed.

     Telephone transfer requests will be accepted by the Company if received at 1 (800) 776-6978 by 3:00 p.m., Central Time. Telephone transfer requests received at any other telephone number or after 3:00 p.m., Central Time will not be accepted by the Company. Telephone transfer requests received before 3:00 p.m., Central Time are effected at the next computed value. In the event that the New York Stock Exchange ("NYSE") closes early, i.e., before 3:00 p.m. Central Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, telephone transfer requests will be processed by the Company as of the close of the NYSE on that particular day. Telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE will not be accepted by the Company.

     The Company utilizes procedures which the Company believes will provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, the Company disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if the Company does not take reasonable steps to help ensure that such authorizations are valid, the Company may be liable for such losses.

     The minimum amount that may be transferred into the Fixed Account is $500. Any transfer from the Fixed Account at a time other than during the 30 day period after a Guarantee Period expires will be subject to a Market Value Adjustment. If any transfer reduces the value in the Fixed Account to less than $500, the Company will treat the request as a transfer of the entire value.

     The Company reserves the right to waive transfer restrictions.

DOLLAR COST AVERAGING

     Transfers may be made automatically through Dollar Cost Averaging prior to the Payout Start Date. Dollar Cost Averaging permits the Owner to transfer a specified amount monthly, quarterly, semi-annually or annually from the one year Guarantee Period or from any of the Variable Sub-accounts, to any other Sub-account of the Variable Account. Dollar Cost Averaging cannot be used to transfer amounts to the Fixed Account. Transfers made through Dollar Cost Averaging are not subject to a Market Value Adjustment. In addition, such transfers are not assessed a $10 charge and are not included in the twelve free transfers per Contract Year.

     The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market.

AUTOMATIC FUND REBALANCING

     Transfers may be made automatically through Automatic Fund Rebalancing prior to the Payout Start Date. By electing Automatic Fund Rebalancing, all of the money allocated to Sub-accounts of the Variable Account will be rebalanced to the desired allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, money will be transferred among Sub-accounts of the Variable Account to achieve the desired allocation. The desired allocation will be the allocation initially selected, unless subsequently changed.

     Transfers made through Automatic Fund Rebalancing are not assessed a $10 charge and are not included in the twelve free transfers per Contract Year.

     Any money allocated to the Fixed Account will not be included in the rebalancing.

                          BENEFITS UNDER THE CONTRACT

WITHDRAWALS

     You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (or the Annuitant if the Owner is not a natural person) or the Payout Start Date. The amount available for withdrawal is the Contract Value next computed after the Company receives the request for a withdrawal at its home office, adjusted by any applicable Market Value Adjustment, less any withdrawal charges, contract maintenance charges and any premium taxes. See "Charges and Other Deductions," page 16. Withdrawals from the Variable Account will be paid within seven days of receipt of the request, subject to postponement in certain circumstances. See "Delay of Payments," page 18.

     Money can be withdrawn from the Variable Account or the Fixed Account. To complete the partial withdrawal from the Variable Account, the Company will redeem Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. The Owner must name the Investment Alternatives from which the withdrawal is to be made. If no Investment Alternative is named, then the withdrawal request is incomplete and cannot be honored.

     The minimum partial withdrawal is $50. If any withdrawal reduces the value of the Fixed Account to less than $500, we will treat the request as a withdrawal of the entire value. If the Contract Value after a partial withdrawal would be less than $1,000, then the Company will treat the request as one for termination of the Contract and the entire Contract Value, adjusted by any Market Value Adjustment, less any charges and premium taxes, will be paid out.

     Partial withdrawals may also be taken automatically through Systematic Withdrawals on a monthly, quarterly, semi-annual or annual basis. Systematic Withdrawals of $50 or more may be requested at any time prior to the Payout Start Date. At the Company's discretion, Systematic Withdrawals may not be offered in conjunction with Dollar Cost Averaging or Automatic Fund Rebalancing.

     Partial and full withdrawals may be subject to income tax and a 10% tax penalty. This tax and penalty are explained in "Federal Tax Matters," on page 18.

     After the Payout Start Date, withdrawals are only permitted when payments from the Variable Account are being made for a specified number of payments only (i.e. Income Plan 3). In that case, you may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments due, less any applicable withdrawal charge.

                                INCOME PAYMENTS

PAYOUT START DATE FOR INCOME PAYMENTS

     The Payout Start Date is the day that income payments will start under the Contract. You may change the Payout Start Date at any time by notifying the Company in writing of the change at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be (a) at least one month after the issue date; and (b) no later than the day the Annuitant reaches age 90, or the 10th anniversary of the issue date, if later.

VARIABLE ACCOUNT INCOME PAYMENTS

     The amount of Variable Account income payments depends upon the investment experience of the Sub-accounts selected by the Owner and any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. The Company guarantees that the amount of the income payment will not be affected by (1) actual mortality experience and (2) the amount of the Company's administration expenses.

     The Contracts offered by this prospectus contain income payment tables that provide for different benefit payments to men and women of the same age (except in states which require unisex annuity tables). Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex will be used.

     The total income payments received may be more or less than the total purchase payments made because (a) Variable Account income payments vary with the investment results of the underlying Funds, and (b) Annuitants may not live as long as, or may live longer than, expected.

     The Income Plan option selected will affect the dollar amount of each income payment. For example, if an Income Plan for a Life Income is chosen, the income payments will be greater than income payments under an Income Plan for a Life Income with Guaranteed Payments.

     If the actual net investment experience of the Variable Account is less than the assumed investment rate, then the dollar amount of the income payments will decrease. The dollar amount of the income payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the income payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the Variable Account income payments, the assumed investment rate is 3 percent. For more detailed information as to how Variable Account income payments are determined see the Statement of Additional Information.

FIXED AMOUNT INCOME PAYMENTS

     Income payment amounts derived from any amounts allocated to the Fixed Account during the accumulation phase are fixed for the duration of the Income Plan. The fixed amount income payment amount is calculated by applying the portion of the Contract Value in the Fixed Account on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the income payment table selected or such other value as we are offering at that time.

INCOME PLANS

     The Income Plans include:

     INCOME PLAN 1--LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 2--JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as either the Annuitant or Joint Annuitant, named at the time of Income Plan selection, is living. If both the Annuitant and the Joint Annuitant die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 3--GUARANTEED NUMBER OF PAYMENTS

     The Company will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360. The mortality and expense risk charge will be deducted from Variable Account assets supporting these payments even though the Company does not bear any mortality risk.

     The Owner may change the Income Plan until 30 days before the Payout Start Date. If an Income Plan is chosen which depends on the Annuitant or Joint Annuitant's life, proof of age will be required before income payments begin. Applicable premium taxes will be assessed.

     In the event that an Income Plan is not selected, the Company will make income payments in accordance with Income Plan 1 with Guaranteed Payments for 120 Months. At the Company's discretion, other Income Plans may be available upon request. The Company currently uses sex-distinct annuity tables. However, if legislation is passed by Congress or the states, the Company reserves the right to use income payment tables which do not distinguish on the basis of sex. Special rules and limitations may apply to certain qualified contracts.

     If the Contract Value to be applied to an Income Plan is less than $2,000, or if the monthly payments determined under the Income Plan are less than $20, the Company may pay the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes in a lump sum or change the payment frequency to an interval which results in income payments of at least $20.

                                 DEATH BENEFITS

DISTRIBUTION UPON DEATH PAYMENT PROVISIONS

     A distribution upon death may be paid to the Owner determined immediately after the death if, prior to the Payout Start Date:

     -- any Owner dies; or

     -- the Annuitant dies and the Owner is not a natural person.

     If the Owner eligible to receive a distribution upon death is not a natural person, then the Owner may elect to receive the distribution upon death in one or more distributions. Otherwise, if the Owner is a natural person, the Owner may elect to receive a distribution upon death in one or more distributions or periodic payments through an Income Plan.

     A death benefit will be paid if: 1) the Owner elects to receive the death benefit in a single payment distributed within 180 days of the date of death; and 2) the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the settlement value is paid. Although, the Company is currently waiving the 180 day limitation, the Company reserves the right to enforce the limitation in the future. The settlement value is the same amount that would be paid in the event of withdrawal of the Contract Value. The Company will calculate the settlement value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death. In any event, the entire distribution upon death must be distributed within five years after the date of death unless an Income Plan is selected or a surviving spouse continues the Contract in accordance with the following sections:

     Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

     -- the life of the Owner; or

     -- a period not to exceed the life expectancy of the Owner; or

     -- the life of the Owner with payments guaranteed for a period not to exceed the life expectancy of the Owner.

     If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. The Company will only permit the Contract to be continued once. If the Contract is continued in the accumulation phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

DEATH BENEFIT AMOUNT

     Prior to the Payout Start Date, the death benefit is equal to the greatest of:

     (a) the Contract Value on the date the Company determines the death benefit; or

     (b) the amount that would have been payable in the event of a full withdrawal of the Contract Value on the date the Company determines the death benefit; or

     (c) the Contract Value on the Death Benefit Anniversary immediately preceding the date the Company determines the death benefit adjusted by any purchase payments, withdrawals and charges made between such Death Benefit Anniversary and the date the Company determines the death benefit. A Death Benefit Anniversary is every seventh Contract Anniversary beginning with the issue date. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

     In addition to the above options, upon purchase of the Contract, the Owner can select one of the following enhanced death benefit options:

     (A) the greatest of the anniversary values as of the date we determine the death benefit. The anniversary value is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that anniversary and reduced by the amount of any partial withdrawals since that anniversary. Anniversary values will be calculated for each Contract Anniversary prior to the earlier of: (i) the date we determine the death benefit, or (ii) the deceased's attained age 75 or 5 years after the date the Contract was established, if later; or

     (B) total purchase payments minus the sum of all partial withdrawals. Each purchase payment and each partial withdrawal will accumulate daily at a rate equivalent to 5% per year until the earlier of: (i) the date we determine the death benefit, or (ii) the first day of the month following the deceased's 75th birthday or 5 years after the issue date, if later.

     If neither option is selected by the Owner, the Contract will automatically include option (A). The value of the death benefit will be determined at the end of the Valuation Period during which the Company receives a complete request for payment of the death benefit, which includes due proof of death.

     The Company will not settle any death claim until it receives due proof of death.

                          CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

     No deductions are made from purchase payments. Therefore, the full amount of every purchase payment is invested in the Investment Alternative(s) you select.

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     You may withdraw the Contract Value at any time before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant.

     There are no withdrawal charges on amounts withdrawn in a Contract Year up to 10% of the amount of purchase payments. Amounts withdrawn in excess of this 10% may be subject to a withdrawal charge. Amounts not subject to a withdrawal charge and not withdrawn in a Contract Year are not carried over to later Contract Years. Withdrawal charges, if applicable, will be deducted from the amount paid.

     Free withdrawals and other partial withdrawals will be allocated on a first in, first out basis to purchase payments. For purposes of calculating the amount of the withdrawal charge, withdrawals are assumed to come from purchase payments first, beginning with the oldest payment. Withdrawals made after all purchase payments have been withdrawn will not be subject to a withdrawal charge. For partial withdrawals, the Contract Value will be adjusted to reflect the amount of payment received by the Owner, any withdrawal charge, any applicable taxes and any Market Value Adjustment.

     Withdrawals in excess of the free withdrawal amount will be subject to a withdrawal charge as set forth below:

                                                                   APPLICABLE
                   YEAR APPLICABLE SINCE                           WITHDRAWAL
                  PREMIUM PAYMENT ACCEPTED                      CHARGE PERCENTAGE
                  ------------------------                      -----------------
       1st Year.............................................           6%
       2nd Year.............................................           6%
       3rd Year.............................................           5%
       4th Year.............................................           5%
       5th Year.............................................           4%
       6th Year.............................................           4%
       7th Year.............................................           3%
       Thereafter...........................................           0%

     Withdrawal charges will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts.

     In addition, federal and state income tax may be withheld from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty. See "Federal Tax Matters," page 18.

     The Company reserves the right to waive the withdrawal charge with respect to Contracts issued to employees and registered representatives of any broker-dealer that has entered into a sales agreement with Allstate Life Financial Services, Inc. ("ALFS") to sell the Contracts and all wholesalers and their employees that are under agreement with ALFS to wholesale the Contract. In addition, the Company will waive any withdrawal charge prior to the Payout Start Date if at least 30 days after the Contract Date any Owner (or Annuitant if the Owner is not a natural person) is first confined to a long term care facility or hospital for at least 90 consecutive days, confinement is prescribed by a physician and is medically necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 90 days after discharge. The withdrawal charge will also be waived on withdrawals taken to satisfy IRS required minimum distribution rules for this Contract.

CONTRACT MAINTENANCE CHARGE

     A contract maintenance charge is deducted annually from the Contract Value to reimburse the Company for its costs in maintaining each Contract and the Variable Account. The Company guarantees that the amount of this charge will not exceed $35 per Contract Year over the life of the Contract. This charge will be waived if the total purchase payments are $50,000 or more on a Contract Anniversary or if all money is allocated to the Fixed Account on the Contract Anniversary.

     Maintenance costs include but are not limited to expenses incurred in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit and Annuity Unit values; and issuing reports to Owners and regulatory agencies.

     On each Contract Anniversary prior to the Payout Start Date, the contract maintenance charge will be deducted from Sub-accounts of the Variable Account in the same proportion that the Owner's value in each bears to the total value in all Sub-accounts of the Variable Account. After the Payout Start Date, a pro rata share of the annual contract maintenance charge will be deducted from each income payment. For example, 1/12 of the $35, or $2.92, will be deducted if there are twelve income payments during the Contract Year. A full contract maintenance charge will be deducted if the Contract is terminated on any date other than a Contract Anniversary.

ADMINISTRATIVE EXPENSE CHARGE

     The Company will deduct an administrative expense charge which is equal, on an annual basis, to .10% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. This charge is designed to cover actual administrative expenses which exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract.

MORTALITY AND EXPENSE RISK CHARGE

     The Company will deduct a mortality and expense risk charge which is equal, on an annual basis, to 1.35% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. The Company guarantees that the amount of this charge will not increase over the life of the Contract. For amounts allocated to the Variable Account, the mortality and expense risk charge is deducted during the accumulation and the payout phases of the Contract.

     The mortality risk arises from the Company's guarantee to cover all death benefits and to make income payments in accordance with the Income Plan selected and the Income Payment Tables.

     The expense risk arises from the possibility that the contract maintenance and administrative expense charges, both of which are guaranteed not to increase, will be insufficient to cover actual administrative expenses.

TAXES

     The Company will deduct applicable state premium taxes or other similar policyholder taxes relative to the Contract (collectively referred to as "premium taxes") either at the Payout Start Date, or when a total withdrawal occurs. Current premium tax rates range from 0 to 3.5%. The Company reserves the right to deduct premium taxes from the purchase payments.

     At the Payout Start Date, the charge for premium taxes will be deducted from each Investment Alternative in the proportion that the Owner's value in the Investment Alternative bears to the total Contract Value.

TRANSFER CHARGES

     The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year, excluding transfers through Dollar Cost Averaging and Automatic Fund Rebalancing. The Company is presently waiving this charge.

FUND EXPENSES

     A complete description of the expenses and deductions from the Funds is found in the prospectus for the Fund Series which accompanies this prospectus.

                                GENERAL MATTERS

OWNER

     The Owner has the sole right to exercise all rights and privileges under the Contract, except as otherwise provided in the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person.

BENEFICIARY

     Subject to the terms of any irrevocable Beneficiary designation, the Owner may change the Beneficiary at any time by notifying the Company in writing. Any change will be effective at the time it is signed by the Owner, whether or not the Annuitant is living when the change is received by the Company. The Company will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

     Unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the Owner and there are no other surviving beneficiaries, the new Beneficiary will be: the Owner's spouse if living; otherwise, the Owner's children, equally, if living; otherwise, the Owner's estate. Multiple Beneficiaries may be named. Unless otherwise provided in the Beneficiary designation, if more than one Beneficiary survives the Owner, the surviving Beneficiaries will share equally in any amounts due.

ASSIGNMENTS

     The Company will not honor an assignment of an interest in a Contract as collateral or security for a loan. Otherwise, the Owner may assign benefits under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. No assignment will bind the Company unless it is signed by the Owner and filed with the Company. The Company is not responsible for the validity of an assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments.

DELAY OF PAYMENTS

     Payment of any amounts due from the Variable Account under the Contract will occur within seven days, unless:

     1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

     2. An emergency exists as defined by the Securities and Exchange Commission; or

     3. The Securities and Exchange Commission permits delay for the protection of the Owners.

     Payments or transfers from the Fixed Account may be delayed for up to 6 months.

MODIFICATION

     The Company may not modify the Contract without the consent of the Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or to make any changes required by the Code or by any other applicable law.

CUSTOMER INQUIRIES

     The Owner or any persons interested in the Contract may make inquiries regarding the Contract by calling or writing your representative or the Company at:

                       GLENBROOK LIFE AND ANNUITY COMPANY
                             POST OFFICE BOX 94039
                         PALATINE, ILLINOIS 60094-4039
                                1 (800) 776-6978

                              FEDERAL TAX MATTERS

INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL

     Generally, an annuity contract owner is not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where (1) the owner is a "natural person" (see "Non-Natural Owners" below for exception), (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department Regulations, and (3) the issuing insurance company, instead of the annuity owner, is considered the owner for federal income tax purposes of any separate account assets funding the contract.

NON-NATURAL OWNERS

     As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes and the income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. There are several exceptions to the general rule for contracts owned by non-natural persons which are discussed in the Statement of Additional Information.

DIVERSIFICATION REQUIREMENTS

     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

     In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among Sub-accounts of a variable account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, Treasury announced that guidance would be issued in the future regarding the extent that owners could direct their investments among Sub-accounts without being treated as owners of the underlying assets of the Variable Account.

     The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In those circumstances, income and gains from the Variable Account assets would be includible in the Contract Owners' gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the federal tax owner of a pro rata share of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

DELAYED MATURITY DATES

     If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

     In the case of a partial withdrawal under a non-qualified contract, amounts received are taxable to the extent the contract value, without regard to any surrender charge, exceeds the investment in the contract. The contract value is the sum of all account values. No matter which account a withdrawal is made from, all account values are combined and the total contract value is used to determine the amount of taxable income. The investment in the contract is the gross premium or other consideration paid for the contract reduced by any amounts previously received from the contract to the extent such amounts were properly excluded from the owner's gross income. In the case of a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, can be excluded from income. No definitive guidance exists on the proper tax treatment of Market Value Adjustments and you should consult a competent tax advisor with respect to the potential tax consequences of a Market Value Adjustment. In the case of a full withdrawal under a non-qualified contract or a qualified contract, the amount received will be taxable only to the extent it exceeds the investment in the contract. If an individual transfers an annuity contract without full and adequate consideration to a person other than the individual's spouse (or to a former spouse incident to a divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of the contract value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS

     Generally, the rule for income taxation of payments received from an annuity contract provides for the return of the owner's investment in the contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. In the case of variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the contract by the total number of expected payments. In the case of fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. Once the total amount of the investment in the contract is excluded using these ratios, the annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant for his last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS

     Amounts may be distributed from an annuity contract because of the death of an owner or annuitant. Generally, such amounts are includible in income as follows: (1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal or (2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

     There is a 10% penalty tax on the taxable amount of any premature distribution from a non-qualified annuity contract. The penalty tax generally applies to any distribution made prior to the date the owner attains age 59 1/2. However, there should be no penalty tax on distributions to owners (1) made on or after the date the owner attains age 59 1/2; (2) made as a result of an owner's death or disability; (3) made in substantially equal periodic payments over life or life expectancy; (4) made under an immediate annuity; or (5) attributable to an investment in the contract before August 14, 1982. Similar rules apply for distributions from certain qualified contracts. A competent tax advisor should be consulted to determine if any other exceptions to the penalty apply to your specific circumstances.

AGGREGATION OF ANNUITY CONTRACTS

     All non-qualified deferred annuity contracts issued by the Company (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

     Annuity contracts may be used as investments with certain tax qualified plans such as: (1) Individual Retirement Annuities under Section 408(b) of the Code; (2) Roth Individual Retirement Annuities under Section 408A of the Code;
(3) Simplified Employee Pension Plans under Section 408(k) of the Code; (4) Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code; (5) Tax Sheltered Annuities under Section 403(b) of the Code; (6) Corporate and Self Employed Pension and Profit Sharing Plans; and (7) State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. In the case of certain tax qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the contract.

RESTRICTIONS UNDER SECTION 403(B) PLANS

     Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any annuity contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 59 1/2, separates from service, dies, becomes disabled or on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another
Section 403(b) plans.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

     Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age
59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless an individual elects to make a "direct rollover" of such amounts to another qualified plan or Individual Retirement Account or Annuity (IRA). Eligible rollover distributions generally include all distributions from qualified contracts, excluding IRAs, with the exception of (1) required minimum distributions, or (2) a series of substantially equal periodic payments made over a period of at least 10 years, or the life (joint lives) of the participant (and beneficiary). For any distributions from non-qualified annuity contracts, or distributions from qualified contracts which are not considered eligible rollover distributions, the Company may be required to withhold federal and state income taxes unless the recipient elects not to have taxes withheld and properly notifies the Company of such election.

                         DISTRIBUTION OF THE CONTRACTS

     Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life Insurance Company, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency and who have entered into a selling agreement with ALFS and the Company to sell the Contract. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

     Commissions paid may vary, but in aggregate are not anticipated to exceed 8.00% of any purchase payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time purchase payments have been held under a Contract, and Contract Values. A persistency bonus is not expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. These commissions are intended to cover distribution expenses.

     The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

                                 VOTING RIGHTS

     The Owner or anyone with a voting interest in the Sub-account of the Variable Account may instruct the Company on how to vote at shareholder meetings of the Fund Series. The Company will solicit and cast each vote according to the procedures set up by the Fund Series and to the extent required by law. The Company reserves the right to vote the eligible shares in its own right, if subsequently permitted by the Investment Company Act of 1940, its regulations or interpretations thereof.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast.

     Before the Payout Start Date, the Owner holds the voting interest in the Sub-account of the Variable Account (The number of votes for the Owner will be determined by dividing the Contract Value attributable to a Sub-account by the net asset value per share of the applicable eligible Fund.)

     After the Payout Start Date, the person receiving income payments has the voting interest. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible Fund.

                            SELECTED FINANCIAL DATA

     The following selected financial data for the Company should be read in conjunction with the 1997 financial statements and notes thereto included in this prospectus beginning on page F-1.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                            SELECTED FINANCIAL DATA
                                 (IN THOUSANDS)

                YEAR-END FINANCIAL DATA                     1997      1996     1995      1994    1993
                -----------------------                  --------- --------- --------- ------- -------
For The Years Ended December 31:
  Income Before Income Tax Expense......................     8,764     3,774     4,455   2,017     836
  Net Income............................................     5,686     2,435     2,879   1,294     529
As of December 31:
  Total Assets.......................................... 3,351,541 2,404,527 1,409,705 750,245 169,361

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion highlights significant factors influencing results of operations and changes in financial position of Glenbrook Life and Annuity Company (the "Company"). It should be read in conjunction with the financial statements and related notes.

     The Company, a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation, markets life insurance and annuity products through banks and broker-dealers.

     The Company issues flexible premium deferred variable annuity contracts and variable life policies, the assets and liabilities of which are legally segregated and reflected as Separate Account assets and liabilities. Separate Account assets and liabilities are carried at fair value in the statements of financial position. Certain of the Separate Account investment portfolios were initially funded with a $10.0 million seed money contribution from the Company in 1995. During 1997, the Company liquidated its funding in the Separate Account investment portfolios. Investment income and realized gains and losses of the Separate Accounts, other than the portion related to the Company's participation, accrue directly to the contractholders (net of fees) and, therefore, are not included in the Company's statements of operations.

RESULTS OF OPERATIONS

                                                                 1997       1996       1995
                                                                -------    -------    -------
                                                                      ($ IN THOUSANDS)
Net investment income.......................................    $ 5,304    $ 3,774    $ 3,996
                                                                =======    =======    =======
Realized capital gains and losses, after-tax................    $ 2,249    $    --    $   298
                                                                =======    =======    =======
Net income..................................................    $ 5,686    $ 2,435    $ 2,879
                                                                =======    =======    =======
Investments.................................................    $90,474    $50,676    $50,917
                                                                =======    =======    =======

     The Company and ALIC entered into a reinsurance agreement effective June 5, 1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. The Company's results of operations include only investment income and realized capital gains and losses earned on the assets of the Company that are not transferred to ALIC under the reinsurance agreement.

     Net income increased $3.3 million in 1997 due to realized capital gains arising primarily from the withdrawal of the seed money from the Separate Account and the increase in net investment income. The $444 thousand decrease in net income in 1996 reflects the decrease in net investment income and realized capital gains.

     Pretax net investment income in 1997 increased 40.5%, or $1.5 million, to $5.3 million compared to $3.8 million in 1996. This higher net investment income was caused by a significant increase in the level of investments primarily arising from a $20.0 million capital contribution received from ALIC in January 1997 and the liquidation of the Company's seed money investment in the Separate Account, partially offset by an increase in investment expenses. Net investment income decreased $222 thousand in 1996 due to the impact of the Company's $10.0 million original investment in the variable funds of the Separate Account, whose assets are invested predominantly in equity securities. The dividend yield on the variable funds is significantly below the level of interest earned on fixed income securities in which the $10.0 million was invested prior to the fourth quarter of 1995. This decrease in income was partially offset by additional investment income earned on the higher investment balances arising from positive cash flows from operating activities in 1996.

     Realized capital gains after tax of $2.2 million in 1997 were associated primarily with the withdrawal of the investment in Separate Account portfolios. Realized capital gains after tax of $298 thousand in 1995 were the result of sales of investments to fund the Company's participation in the Separate Accounts.

FINANCIAL POSITION

                                                                   1997          1996
                                                                ----------    ----------
                                                                    ($ IN THOUSANDS)
Fixed income securities(1)..................................    $   86,243    $   49,389
Short-term investments......................................         4,231         1,287
                                                                ----------    ----------
  Total investments.........................................    $   90,474    $   50,676
                                                                ==========    ==========
Reinsurance recoverable from ALIC...........................    $2,637,983    $2,060,419
                                                                ==========    ==========
Separate Account assets.....................................    $  620,535    $  272,420
                                                                ==========    ==========
Contractholder funds........................................    $2,637,983    $2,060,419
                                                                ==========    ==========
Separate Account liabilities................................    $  620,535    $  260,290
                                                                ==========    ==========

------------
(1) Fixed income securities are carried at fair value. Amortized cost for these securities was $81,369 and $46,925 at December 31, 1997 and 1996, respectively.

     The Company's fixed income securities portfolio consists of mortgage-backed securities, U.S. government bonds, publicly traded corporate bonds and tax-exempt municipal bonds. The Company generally holds its fixed income securities for the long term, but has classified all of these securities available for sale to allow maximum flexibility in portfolio management.

     Investments grew $39.8 million, or 78.5%, during 1997. The increase in investments is primarily due to the receipt of a $20.0 million capital contribution from ALIC in January 1997 and liquidation of the seed money from the Separate Account during 1997. In addition, at December 31, 1997, unrealized net capital gains on the fixed income securities portfolio were $4.9 million compared to $2.5 million as of December 31, 1996, primarily attributable to the increase in the Company's fixed income securities portfolio during 1997.

     At the end of 1997, all of the Company's fixed income securities portfolio is rated investment grade, with a National Association of Insurance Commissioners ("NAIC") rating of 1 or a Moody's rating of Aaa, Aa or A.

     At December 31, 1997 and 1996, $31.9 million and $16.4 million, respectively, of the fixed income securities portfolio were invested in mortgage-backed securities ("MBS"). At December 31, 1997, all of the MBS had underlying collateral that is guaranteed by U.S. government entities, thus credit risk was minimal.

     MBS, however, are subject to interest rate risk as the duration and ultimate realized yield are affected by the rate of repayment of the underlying mortgages. The Company attempts to limit interest rate risk by purchasing MBS whose cost does not significantly exceed par value, and with repayment protection to provide a more certain cash flow to the Company. At December 31, 1997, the amortized cost of the MBS portfolio was below par value by $417 thousand and over 31% of the MBS portfolio was invested in planned amortization class bonds. This type of MBS is purchased to provide additional protection against rising interest rates.

     The Company closely monitors its fixed income securities portfolio for declines in value that are other than temporary. Securities are placed on non-accrual status when they are in default or when the receipt of interest payments is in doubt.

     The Company's short-term investment portfolio was $4.2 million and $1.3 million at December 31, 1997 and 1996, respectively. The Company invests available cash balances primarily in taxable short-term securities having a final maturity date or redemption date of one year or less.

     During 1997, contractholder funds and amounts recoverable from ALIC under the reinsurance agreement increased by $577.6 million. The increases resulted from sales of the Company's single and flexible premium deferred annuities, interest credited to contractholders, partially offset by surrenders, withdrawals and benefits paid. Reinsurance recoverable from ALIC relates to contract benefit obligations ceded to ALIC.

     Separate Account assets increased by $348.1 million and Separate Account liabilities increased by $360.2 million as compared with December 31, 1996. The increases were primarily attributable to increased sales of flexible premium deferred variable annuity contracts and the favorable investment performance of the Separate Account investment portfolios, partially offset by variable annuity surrenders and withdrawals. Additionally, the Separate Account asset was reduced by the Company's liquidation of its seed money investment during 1997.

MARKET RISK

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. The Company's primary market risk exposure is to changes in interest rates. Interest rate risk is the risk that the Company will incur economic losses due to adverse changes in interest rates, as the Company invests substantial funds in interest-sensitive assets.

     One way to quantify this exposure is duration. Duration measures the sensitivity of the fair value of assets to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5 years is expected to decrease in value by approximately 5%. At December 31, 1997, the Company's asset duration was approximately 5.3 years.

     To calculate duration, the Company projects asset cash flows, and discounts them to a net present value basis using a risk-free market rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at an alternative level of interest rates, and determining the percentage change in fair value from the base case. The projections include assumptions (based upon historical market and Company specific experience) reflecting the impact of changing interest rates on the prepayment and/or option features of instruments, where applicable. Such assumptions relate primarily to mortgage-backed securities, collateralized mortgage obligations, and municipal and corporate obligations.

     Based upon the information and assumptions the Company uses in its duration calculation and in effect at December 31, 1997, management estimates that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would decrease the net fair value of its total investments by approximately $4.5 million. The selection of a 100 basis point immediate rate shock should not be construed as a prediction by the Company's management of future market events; but rather, to illustrate the potential impact of such an event.

     To the extent that actual results differ from the assumptions utilized, the Company's duration and rate shock measures could be significantly impacted. Additionally, the Company's calculation assumes that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the impact of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

     In formulating and implementing policies for investing new and existing funds, AIC, as parent company of ALIC, administers and oversees investment risk management processes primarily through three oversight bodies: the Boards of Directors and Investment Committees of its operating subsidiaries, and the Credit and Risk Management Committee ("CRMC"). The Boards of Directors and Investment Committees provide executive oversight of investment activities. The CRMC is a senior management committee consisting of the Chief Investment Officer, the Investment Risk Manager, and other investment officers who are responsible for the day-to-day management of market risk. The CRMC meets at least monthly to provide detailed oversight of investment risk, including market risk.

     AIC has investment guidelines that define the overall framework for managing market and other investment risks, including the accountabilities and controls over these activities. In addition, AIC has specific investment policies for each of its affiliates, including the Company, that delineate the investment limits and strategies that are appropriate for the Company's liquidity, surplus, product and regulatory requirements.

LIQUIDITY AND CAPITAL RESOURCES

     In January 1997, a $20.0 million capital contribution that was accrued at December 31, 1996 was received from ALIC.

     Under the terms of reinsurance agreements, premiums and deposits on universal life policies and investment contracts, excluding those relating to Separate Accounts, are transferred to ALIC, which maintains the investment portfolios supporting the Company's products. The Company continues to have primary liability as a direct insurer for risks reinsured.

     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 1997, RBC for the Company was significantly above a level that would require regulatory action.

YEAR 2000

     The Company is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of the Company's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced, ("Year 2000 Issue"). The Company believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect the Company. In 1995, AIC commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes the

Company actively working with its major external counterparties and suppliers to assess their compliance efforts and the Company's exposure to them. The Company presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

PENDING ACCOUNTING STANDARDS

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130 "Reporting Comprehensive Income" and SFAS No. 131 "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 130 requires the presentation of comprehensive income in the financial statements. Comprehensive income is a measurement of all changes in equity that result from transactions and other economic events other than transactions with stockholders. The requirements of this statement will be adopted effective January 1, 1998.

     SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and quarterly reporting. Under this statement, segments are determined using the "management approach" for financial statement reporting. The management approach is based on the way an enterprise makes operating decisions and assesses performance of its businesses. The Company is currently reviewing the requirements of the SFAS and has yet to determine its impact on its current reporting segments. The requirements of this statement will be adopted effective December 31, 1998.

     In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: a) an assessment has been imposed or it is probable that an assessment will be imposed, b) the event obligating an entity to pay an assessment has occurred and c) the amount of the assessment can be reasonably estimated. The requirements of this standard will be adopted in 1999 and are not expected to have a material impact on the results of operations, cash flows or financial position of the Company. The SOP is expected to be adopted in 1999.

     In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP provides guidance on accounting for the costs of computer software developed or obtained for internal use. Specifically, certain external, payroll and payroll related costs should be capitalized during the application development state of a project and depreciated over the computer software's useful life. The Company currently expenses these costs as incurred and is evaluating the effects of this SOP on its accounting for internally developed software. The SOP is expected to be adopted in 1998.

FORWARD-LOOKING STATEMENTS

     The statements contained in this Management's Discussion and Analysis that are not historical information are forward-looking statements that are based on management's estimates, assumptions and projections. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under The Securities Act of 1933 and The Securities Exchange Act of 1934 for forward-looking statements.

                                  COMPETITION

     The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities competing in the sale of insurance and annuities. There are approximately 1,700 stock, mutual and other types of insurers in business in the United States. Several independent rating agencies regularly evaluate life insurer's claims-paying ability, quality of investments and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate Life which automatically reinsures all net business of the Company. A.M. Best Company also assigns the Company the rating of A+(r) because the Company automatically reinsures all business with Allstate Life. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to the Company's claims paying ability and Moody's assigns an Aa2 (Excellent) financial strength rating to the Company. The Company shares the same ratings of its parent, Allstate Life Insurance Company. These ratings do not relate to the investment performance of the Variable Account.

                                   EMPLOYEES

     As of December 31, 1997, Glenbrook Life and Annuity Company had approximately 125 employees at its Home Office in Northbrook, Illinois.

                                   PROPERTIES

     The Company occupies office space provided by Allstate Insurance Company, in Northbrook, Illinois. Expenses associated with these offices are allocated on a direct and indirect basis to the Company.

                          STATE AND FEDERAL REGULATION

     The insurance business of the Company is subject to comprehensive and detailed regulation and supervision throughout the United States. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

     Under insurance guaranty fund law, in most states, insurers doing business therein can be assessed up to prescribed limits for contract owner losses incurred as a result of company insolvencies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     In addition, several states, including Illinois, regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies.

     Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.

                EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

     The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER, II, 52, Chief Executive Officer and Chairman of the Board
(1995)*

     Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Director (1986-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Northbrook Life Insurance Company; and Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company.

PETER H. HECKMAN, 52, President, Chief Operating Officer and Director (1996)*

     Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1991-1993) of Allstate Life Financial Services, Inc.; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; Director (1988-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1989-1996), Northbrook Life Insurance Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director
(1992)*

     Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-1997) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Northbrook Life Insurance Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.

JOHN R. HUNTER, 43, Director (1996)* and Senior Vice President (1995)*

     Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Operating Officer (1998-Present), Allstate Life Financial Services, Inc.; Director (1996-1997) Glenbrook Life Insurance Company; and Director (1994-Present) and Assistant Vice President (1990-Present) Northbrook Life Insurance Company.

G. CRAIG WHITEHEAD, 51, Senior Vice President and Director (1995)*

     Also Assistant Vice President (1991-Present) Allstate Life Insurance Company; Director (1994-1997) Assistant Vice President (1991-1997) Glenbrook Life Insurance Company; Assistant Vice President (1992-Present) Secretary (1995) Glenbrook Life and Annuity Company; Director (1995-Present) Laughlin Group Holdings, Inc.

MARLA G. FRIEDMAN, 44, Vice President (1996)*

     Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present) and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.; and Director (1989-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) Northbrook Life Insurance Company.

KEVIN R. SLAWIN, 40, Vice President (1996)*

     Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Northbrook Life Insurance Company; Director (1996-Present) Surety Life Insurance Company; and Assistant Treasurer and Director (1994-1995) Sears Roebuck and Co.; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 54, Chief Investment Officer (1995)*

     Also Director (1995-Present) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; and Director and Chief Investment Officer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Senior Vice President and Executive Officer -- Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)*

     Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Laughlin Group Holdings, Inc.; and Treasurer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Vice President of Allstate Life Insurance Company. Prior to 1993 he held various management positions.
------------
     * Date elected/appointed to current office.

                             EXECUTIVE COMPENSATION

     Executive officers of the Company also serve as officers of Allstate Life and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company. However, no officer's compensation allocated to the Company exceeded $100,000. The allocated cash compensation of all officers of the Company as a group for services rendered in all capacities to the Company during 1997 totaled $214,774.75. Directors of the Company receive no compensation in addition to their compensation as employees of the Company.

     Shares of the Company and Allstate Life are not directly owned by any director or officer of the Company. The percentage of shares of The Allstate Corporation beneficially owned by any director, and by all directors and officers of the Company as a group, does not exceed one percent of the class outstanding.

                           SUMMARY COMPENSATION TABLE
                         (ALLSTATE LIFE INSURANCE CO.)

                                                                        LONG TERM COMPENSATION
                                                               ----------------------------------------
                                     ANNUAL COMPENSATION          AWARDS       PAYOUTS
                                  --------------------------   ------------   ----------
              (A)                 (B)      (C)        (D)                        (F)
                                                                   (E)        SECURITIES       (G)          (H)          (I)
                                                               OTHER ANNUAL   RESTRICTED    UNDERLYING      LTIP      ALL OTHER
                                          SALARY     BONUS     COMPENSATION     STOCK      OPTIONS/SARS   PAYOUTS    COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR     ($)        ($)          ($)         AWARD(S)        (#)          ($)          ($)
  ---------------------------     ----   --------   --------   ------------   ----------   ------------   --------   ------------
Louis G. Lower, II.............   1997   $453,225   $500,000     $27,768       $280,589      $ 25,914     $570,068    $8,000(1)
  Chief Executive Officer and     1996   $436,800   $246,781     $10,246              0      $ 18,258            0    $5,250(1)
  Chairman of the Board of
    Directors                     1995   $416,000   $286,650     $17,044       $      0      $ 89,359     $411,122    $5,250(1)

------------
(1) Amount received by Mr. Lower which represents the value allocated to his account from employer contributions under The Savings and Profit Sharing Fund of Allstate Employees and prior to 1996, to The Profit Sharing Fund and to its predecessor, The Savings and Profit Sharing Fund of Sears employees.

                               LEGAL PROCEEDINGS

     From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company.

                                    EXPERTS

     The financial statements of the Variable Account incorporated by reference in this prospectus, and the financial statements and financial statement schedule of the Company included in this prospectus have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, IL 60601-6779, independent auditors, as stated in their reports appearing herein and incorporated by reference in this prospectus, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                 LEGAL MATTERS

     Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C., has provided advice on certain legal matters relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

     We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company") as of December 31, 1997 and 1996, and the related Statements of Operations, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. Our audits also included Schedule IV -- Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV -- Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                      DECEMBER 31,
                                                                ------------------------
                                                                   1997          1996
                                                                ----------    ----------
                                                                    ($ IN THOUSANDS)
Assets
  Investments
     Fixed income securities, at fair value (amortized cost
      $81,369 and $46,925)..................................    $   86,243    $   49,389
     Short-term.............................................         4,231         1,287
                                                                ----------    ----------
       Total investments....................................        90,474        50,676
  Reinsurance recoverable from Allstate Life Insurance
     Company................................................     2,637,983     2,060,419
  Net receivable from affiliates............................            --        18,963
  Other assets..............................................         2,549         2,049
  Separate Accounts.........................................       620,535       272,420
                                                                ----------    ----------
          Total assets......................................    $3,351,541    $2,404,527
                                                                ==========    ==========
Liabilities
  Contractholder funds......................................    $2,637,983    $2,060,419
  Income taxes payable......................................           609           410
  Deferred income taxes.....................................         1,772         1,528
  Net payable to affiliates.................................         2,698            --
  Separate Accounts.........................................       620,535       260,290
                                                                ----------    ----------
          Total liabilities.................................     3,263,597     2,322,647
                                                                ----------    ----------
Shareholder's equity
  Common stock, $500 par value, 4,200 shares authorized,
     issued, and outstanding................................         2,100         2,100
  Additional capital paid-in................................        69,641        69,641
  Unrealized net capital gains..............................         3,168         2,790
  Retained income...........................................        13,035         7,349
                                                                ----------    ----------
          Total shareholder's equity........................        87,944        81,880
                                                                ----------    ----------
          Total liabilities and shareholder's equity........    $3,351,541    $2,404,527
                                                                ==========    ==========

                       See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                            STATEMENTS OF OPERATIONS

                                                                 YEAR ENDED DECEMBER 31,
                                                                --------------------------
                                                                 1997      1996      1995
                                                                ------    ------    ------
                                                                     ($ IN THOUSANDS)
Revenues
  Net investment income.....................................     5,304    $3,774    $3,996
  Realized capital gains and losses.........................     3,460        --       459
                                                                ------    ------    ------
Income before income tax expense............................     8,764     3,774     4,455
Income tax expense..........................................     3,078     1,339     1,576
                                                                ------    ------    ------
Net income..................................................    $5,686    $2,435    $2,879
                                                                ======    ======    ======

                       See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                  1997          1996          1995
                                                                --------      --------      --------
                                                                          ($ IN THOUSANDS)
Common Stock................................................    $  2,100      $  2,100      $  2,100
                                                                --------      --------      --------
Additional capital paid-in
  Balance, beginning of year................................      69,641        49,641        49,641
  Capital contributions.....................................          --        20,000            --
                                                                --------      --------      --------
  Balance, end of year......................................      69,641        69,641        49,641
                                                                --------      --------      --------
Unrealized net capital gains
  Balance, beginning of year................................       2,790         3,357        (1,118)
  Net change................................................         378          (567)        4,475
                                                                --------      --------      --------
  Balance, end of year......................................       3,168         2,790         3,357
                                                                --------      --------      --------
Retained income
  Balance, beginning of year................................       7,349         4,914         2,035
  Net income................................................       5,686         2,435         2,879
                                                                --------      --------      --------
  Balance, end of year......................................      13,035         7,349         4,914
                                                                --------      --------      --------
     Total shareholder's equity.............................    $ 87,944      $ 81,880      $ 60,012
                                                                ========      ========      ========

                       See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                      YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                  1997         1996         1995
                                                                ---------    ---------    ---------
                                                                         ($ IN THOUSANDS)
Cash flows from operating activities
  Net income................................................    $   5,686    $   2,435    $   2,879
  Adjustments to reconcile net income to net cash provided
     by operating activities
     Depreciation, amortization and other non-cash items....           29           --           --
     Realized capital gains and losses......................       (3,460)          --         (459)
     Change in deferred income taxes........................           41            4          (39)
     Changes in other operating assets and liabilities......        1,160         (510)       1,217
                                                                ---------    ---------    ---------
          Net cash provided by operating activities.........        3,456        1,929        3,598
                                                                ---------    ---------    ---------
Cash flows from investing activities
  Fixed income securities
  Proceeds from sales.......................................        1,405           --        7,836
  Investment collections....................................       14,217        2,891        1,568
  Investment purchases......................................      (50,115)      (5,667)      (1,491)
  Participation in Separate Accounts........................       13,981         (232)     (10,069)
  Change in short-term investments, net.....................       (2,944)        (815)      (1,178)
                                                                ---------    ---------    ---------
          Net cash used in investing activities.............      (23,456)      (2,193)      (3,334)
                                                                ---------    ---------    ---------
Cash flows from financing activities
  Capital contribution......................................       20,000           --           --
                                                                ---------    ---------    ---------
          Net cash provided by financing activities.........       20,000           --           --
                                                                ---------    ---------    ---------
Net (decrease) increase in cash.............................           --         (264)         264
Cash at beginning of year...................................           --          264           --
                                                                ---------    ---------    ---------
Cash at end of year.........................................    $      --    $      --    $     264
                                                                =========    =========    =========
Supplemental disclosure of cash flow information
Noncash financing activity:
  Capital contribution receivable from Allstate Life
     Insurance Company......................................    $      --    $  20,000    $      --
                                                                =========    =========    =========

                       See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend (the "Distribution"). These financial statements have been prepared in conformity with generally accepted accounting principles.

     To conform with the 1997 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS

     The Company markets life insurance and annuity products in the United States through banks and broker-dealers. Life insurance includes both interest-sensitive and variable life insurance products. Annuities include deferred annuities, such as variable annuities and fixed rate flexible premium annuities. The Company has entered into exclusive distribution arrangements with management investment companies to market its variable annuity contracts.

     Annuity contracts and life insurance policies issued by the Company are subject to discretionary withdrawal or surrender by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses. In order to support competitive crediting rates and limit interest rate risk, ALIC , as the Company's reinsurer, adheres to a basic philosophy of matching assets with related liabilities while maintaining adequate liquidity and a prudent and diversified level of credit risk.

     The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be new and proposed federal and state regulation and legislation that would allow banks greater participation in the securities and insurance businesses, which will present an increased level of competition for sales of the Company's life and annuity products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

     Although the Company currently benefits from agreements with financial services entities who market and distribute its products, consolidation within that industry and specifically, a change in control of those entities with which the Company partners, could affect the Company's sales.

     Enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; (2) increasing competition in capital markets; and (3) reopening stock/mutual company disagreements related to such issues as taxation disparity between mutual and stock insurance companies.

     The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia. The Company is also authorized to sell variable annuities in Puerto Rico. The top geographic locations for statutory premiums and deposits earned by the Company are Florida, Pennsylvania, California, Texas and Michigan for the year ended December 31, 1997. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and contract charges are ceded to ALIC under reinsurance agreements.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost which approximates fair value.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE

     The Company and ALIC entered into a reinsurance agreement effective June 5, 1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. Contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such cessions in the statements of operations. The amounts shown in the Company's statements of operations relate to the investment of those assets of the Company that are not transferred to ALIC under the reinsurance agreements. Reinsurance recoverable and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF PREMIUM REVENUE AND CONTRACT CHARGES

     Revenues on interest-sensitive life insurance policies are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on annuities, which are considered investment contracts, include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates, and reflect the impact of reinsurance agreements. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value.

SEPARATE ACCOUNTS

     The Company issues flexible premium deferred variable annuity contracts and single premium variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts (Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life Variable Life Separate Account A, unit investment trusts registered with the Securities and Exchange Commission).

     Assets of the Separate Accounts, including the Company's ownership interest ("Participation"), are carried at fair value. Unrealized gains and losses on the Company's Participation, net of deferred income taxes, are shown as a component of shareholder's equity. Investment income and realized capital gains and losses arising from the Participation are included in the Company's statements of operations. The Company liquidated its Participation during 1997, resulting in a realized capital gain of $3,515. At December 31, 1996, the Participation amounted to $12,130.

     Investment income and realized capital gains and losses of the Separate Accounts, other than the portion related to the Participation, accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administrative fees, mortality and expense risk charges, cost of insurance charges and tax expense charges, all of which are ceded to ALIC.

CONTRACTHOLDER FUNDS

     Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the customer less withdrawals, mortality charges and administrative expenses. During 1997, credited interest rates on contractholder funds ranged from 3.55% to 7.45% for those contracts with fixed interest rates and from 3.70% to 7.85% for those with flexible rates.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   RELATED PARTY TRANSACTIONS

REINSURANCE

     Contract charges ceded to ALIC were $11,641, $4,254 and $1,523 in 1997, 1996 and 1995, respectively. Credited interest, policy benefits and expenses ceded to ALIC amounted to $179,954, $113,703 and $71,905 in 1997, 1996 and 1995,
respectively. Investment income earned on the assets which support contractholder funds is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of reinsurance agreements.

BUSINESS OPERATIONS

     The Company utilizes services and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $5,959, $759 and $348 in 1997, 1996 and 1995, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

LAUGHLIN GROUP

     Laughlin Group, Inc. ("Laughlin") is an indirect wholly owned subsidiary of ALIC. Laughlin markets certain of the Company's flexible premium deferred variable annuity contracts and flexible premium deferred fixed annuity contracts. Sales commissions paid to Laughlin, for which the related cost was ceded to ALIC, were $945 and $8,623 during 1997 and 1996, respectively. The Company had a receivable of $850 from Laughlin at December 31, 1996, which is included in net receivable from affiliates in the statements of financial position.

4.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                                GROSS
                                                                              UNREALIZED
                                                             AMORTIZED    ------------------      FAIR
                                                                COST       GAINS     LOSSES      VALUE
                                                             ----------   --------   -------   ----------
AT DECEMBER 31, 1997
U.S. government and agencies...............................  $   24,419   $  2,961   $    --   $   27,380
Municipal..................................................         656         17        --          673
Corporate..................................................      25,476        840        --       26,316
Mortgage-backed securities.................................      30,818      1,056        --       31,874
                                                             ----------   --------   -------   ----------
  Total fixed income securities............................  $   81,369   $  4,874   $    --   $   86,243
                                                             ==========   ========   =======   ==========
AT DECEMBER 31, 1996
U.S. government and agencies...............................  $   24,265   $  1,722   $    (3)  $   25,984
Corporate..................................................       6,970         96       (15)       7,051
Mortgage-backed securities.................................      15,690        664        --       16,354
                                                             ----------   --------   -------   ----------
  Total fixed income securities............................  $   46,925   $  2,482   $   (18)  $   49,389
                                                             ==========   ========   =======   ==========

                       GLENBROOK LIFE AND ANNUITY COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

4.   INVESTMENTS (CONTINUED)
SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 1997:

                                                              AMORTIZED       FAIR
                                                                 COST        VALUE
                                                              ----------   ----------
Due in one year or less.....................................  $      400   $      400
Due after one year through five years.......................       3,838        3,877
Due after five years through ten years......................      33,245       35,102
Due after ten years.........................................      13,068       14,990
                                                              ----------   ----------
                                                                  50,551       54,369
Mortgage-backed securities..................................      30,818       31,874
                                                              ----------   ----------
  Total.....................................................  $   81,369   $   86,243
                                                              ==========   ==========

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                1997       1996      1995
                                                              --------   --------   -------
Fixed income securities.....................................  $  5,014   $  3,478   $ 3,850
Short-term investments......................................       231        126       113
Participation in Separate Accounts..........................       161        232        69
                                                              --------   --------   -------
  Investment income, before expense.........................     5,406      3,836     4,032
  Investment expense........................................       102         62        36
                                                              --------   --------   -------
  Net investment income.....................................  $  5,304   $  3,774   $ 3,996
                                                              ========   ========   =======

REALIZED CAPITAL GAINS AND LOSSES

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                               1997         1996         1995
                                                              -------      -------      ------
Fixed income securities.....................................  $   (61)     $    --      $  459
Short-term investments......................................        6           --          --
Participation in Separate Accounts..........................    3,515           --          --
                                                              -------      -------      ------
  Realized capital gains and losses.........................    3,460           --         459
  Income taxes..............................................   (1,211)          --        (161)
                                                              -------      -------      ------
  Realized capital gains and losses, after tax..............  $ 2,249      $    --      $  298
                                                              =======      =======      ======

     Excluding calls and prepayments, gross losses of $61 and gross gains of $459 were realized on sales of fixed income securities during 1997 and 1995, respectively.

UNREALIZED NET CAPITAL GAINS

     Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1997 are as follows:

                                                                COST/                   UNREALIZED
                                                              AMORTIZED       FAIR         NET
                                                                 COST        VALUE        GAINS
                                                              ----------   ----------   ----------
Fixed income securities.....................................  $   81,369   $   86,243    $  4,874
                                                              ==========   ==========
Deferred income taxes.......................................                               (1,706)
                                                                                         --------
  Unrealized net capital gains..............................                             $  3,168
                                                                                         ========

                       GLENBROOK LIFE AND ANNUITY COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

4.   INVESTMENTS (CONTINUED)
CHANGE IN UNREALIZED NET CAPITAL GAINS

                                                                    YEAR ENDED DECEMBER 31,
                                                              ------------------------------------
                                                                1997          1996          1995
                                                              --------      --------      --------
Fixed income securities.....................................  $  2,410      $ (2,239)     $  6,423
Participation in Separate Accounts..........................    (1,829)        1,368           461
Deferred income taxes.......................................      (203)          304        (2,409)
                                                              --------      --------      --------
  Increase (decrease) in unrealized net capital gains.......  $    378      $   (567)     $  4,475
                                                              ========      ========      ========

SECURITIES ON DEPOSIT

     At December 31, 1997, fixed income securities with a carrying value of $10,108 were on deposit with regulatory authorities as required by law.

5.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

FINANCIAL ASSETS

     The carrying value and fair value of financial assets at December 31, are as follows:

                                                                     1997                  1996
                                                              -------------------   -------------------
                                                              CARRYING     FAIR     CARRYING     FAIR
                                                               VALUE      VALUE      VALUE      VALUE
                                                              --------   --------   --------   --------
Fixed income securities.....................................  $ 86,243   $ 86,243   $ 49,389   $ 49,389
Short-term investments......................................     4,231      4,231      1,287      1,287
Separate Accounts...........................................   620,535    620,535    272,420    272,420

     Fair values for fixed income securities are based on quoted market prices. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value.

     Separate Accounts assets are carried in the statements of financial position at fair value.

FINANCIAL LIABILITIES

     The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                                  1997                      1996
                                                         -----------------------   -----------------------
                                                          CARRYING       FAIR       CARRYING       FAIR
                                                           VALUE        VALUE        VALUE        VALUE
                                                         ----------   ----------   ----------   ----------
Contractholder funds on investment contracts...........  $2,636,331   $2,492,095   $2,059,642   $1,949,329
Separate Accounts......................................     620,535      620,535      260,290      260,290

     The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

6.   INCOME TAXES

     For 1996 and 1995, the Company filed a separate federal income tax return. The Company will join the Corporation and its other eligible domestic subsidiaries in the filing of a consolidated federal income tax return (the "Allstate Group") for 1997 and is party to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company paid to or received from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     Prior to the Distribution, the Corporation and all of its eligible domestic subsidiaries, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Sears Tax Sharing Agreement"). Under the Sears Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Allstate Group filed a separate consolidated return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Sears Tax Sharing Agreement.

     The Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Sears Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability.

     The components of the deferred income tax liability at December 31, are as follows:

                                                                1997       1996
                                                              --------   --------
Unrealized net capital gains on fixed income securities.....  $  1,706   $  1,503
Difference in tax bases of investments......................        66         25
                                                              --------   --------
  Total deferred liability..................................  $  1,772   $  1,528
                                                              ========   ========

     The components of income tax expense for the year ended December 31, are as follows:

                                                               1997      1996      1995
                                                              -------   -------   -------
Current.....................................................  $ 3,037   $ 1,335   $ 1,615
Deferred....................................................       41         4       (39)
                                                              -------   -------   -------
  Total income tax expense..................................  $ 3,078   $ 1,339   $ 1,576
                                                              =======   =======   =======

     The Company paid income taxes of $2,839, $2,446 and $866 in 1997, 1996 and 1995, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                                1997    1996    1995
                                                                ----    ----    ----
Statutory federal income tax rate...........................    35.0%   35.0%   35.0%
Other.......................................................      .1      .5      .4
                                                                ----    ----    ----
Effective federal income tax rate...........................    35.1%   35.5%   35.4%
                                                                ====    ====    ====

                       GLENBROOK LIFE AND ANNUITY COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

7.   STATUTORY FINANCIAL INFORMATION

     The following tables reconcile net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                      NET INCOME
                                                              ---------------------------
                                                               1997      1996      1995
                                                              -------   -------   -------
Balance per generally accepted accounting principles........  $ 5,686   $ 2,435   $ 2,879
  Deferred income taxes.....................................       41         4       (39)
  Unrealized gain on participation in Separate Accounts.....   (1,829)    1,368        --
  Statutory investment reserves.............................       93        35      (279)
  Other.....................................................     (354)      (85)      108
                                                              -------   -------   -------
Balance per statutory accounting practices..................  $ 3,637   $ 3,757   $ 2,669
                                                              =======   =======   =======

                                                                SHAREHOLDER'S EQUITY
                                                              ------------------------
                                                                1997           1996
                                                              --------       ---------
Balance per generally accepted accounting principles........  $ 87,944       $  81,880
  Deferred income taxes.....................................     1,772           1,528
  Unrealized gain/loss on fixed income securities...........    (4,874)         (2,464)
  Non-admitted assets.......................................       (86)           (850)
  Statutory investment reserves.............................       958          (2,282)
  Other.....................................................    (3,114)         (2,118)
                                                              --------       ---------
Balance per statutory accounting practices..................  $ 82,600       $  75,694
                                                              ========       =========

PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Illinois Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

     Final approval of the NAIC's proposed "Comprehensive Guide" on statutory accounting principles is expected in early 1998. The requirements may be effective as early as January 1, 1999, and are not expected to have a material impact on statutory surplus of the Company.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1998 without prior approval of the Illinois Department of Insurance is $8,050.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                           SCHEDULE IV -- REINSURANCE
                                ($ IN THOUSANDS)

                                                                  GROSS                      NET
                                                                  AMOUNT       CEDED        AMOUNT
                                                                ----------    --------    ----------
YEAR ENDED DECEMBER 31, 1997
Life insurance in force.....................................    $    4,095    $  4,095    $       --
                                                                ==========    ========    ==========
Premiums and contract charges:
  Life and annuities........................................    $   11,641    $ 11,641    $       --
                                                                ==========    ========    ==========

                                                                  GROSS                      NET
                                                                  AMOUNT       CEDED        AMOUNT
                                                                ----------    --------    ----------
YEAR ENDED DECEMBER 31, 1996
Life insurance in force.....................................    $    2,436    $  2,436    $       --
                                                                ==========    ========    ==========
Premiums and contract charges:
  Life and annuities........................................    $    4,254    $  4,254    $       --
                                                                ==========    ========    ==========

                                                                  GROSS                      NET
                                                                  AMOUNT       CEDED        AMOUNT
                                                                ----------    --------    ----------
YEAR ENDED DECEMBER 31, 1995
Life insurance in force.....................................    $    1,250    $  1,250    $       --
                                                                ==========    ========    ==========
Premiums and contract charges:
  Life and annuities........................................    $    6,571    $  6,571    $       --
                                                                ==========    ========    ==========

                                   APPENDIX A

                            MARKET VALUE ADJUSTMENT

     The Market Value Adjustment is based on the following:

     I = the Treasury Rate for a maturity equal to the Sub-account's Guarantee
         Period for the week preceding the establishment of the Sub-account.

     N = the number of whole and partial years from the date we receive the withdrawal, or death benefit request, or from the Payout Start Date to the end of the Sub-account's Guarantee Period.

     J = the Treasury Rate for a maturity of length N for the week preceding the receipt of the withdrawal request, death benefit request, or income payment request. If a Note with a maturity of length N is not available, a weighted average will be used. If N is one year or less, J will be the 1-year Treasury Rate.

     Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

     The Market Value Adjustment factor is determined from the following formula:

       .9 X (I-J) X N

     Any transfer, withdrawal in excess of the free withdrawal amount, or death benefit paid from a Sub-account of the Fixed Account will be multiplied by the Market Value Adjustment factor to determine the Market Value Adjustment.

                                  ILLUSTRATION

EXAMPLE OF MARKET VALUE ADJUSTMENT

Purchase Payment:                        $10,000
Guarantee Period:                        5 Years
Guaranteed Interest Rate:                4.50%
5 Year Treasury Rate at the time the
  Sub-account is established:            4.50%
Full Withdrawal:                         End of Contract Year 3

NOTE: THIS ILLUSTRATION ASSUMES THAT PREMIUM TAXES WERE NOT APPLICABLE.

EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Account Value at End of Contract Year 3:
           = 10,000.00 X (1.045)(3) = $11,411.66

Step 2: Calculate the Free Withdrawal Amount:
           = 10% X (10,000.00) = $1,000.00

Step 3: Calculate the Withdrawal Charge:
           = .05% X (10,000.00 - 1,000.00) = $450.00

Step 4: Calculate the Market Value Adjustment:
           I = 4.5%
           J = 4.2%
           N = 730 days = 2

           ---------------------------------------------------------------------
            365 days

Market Value Adjustment Factor .9 X (I-J) X N
        = .9 X (.045 - .042) X 2 = .0054

Market Value Adjustment = Factor X Amount Subject to Market Value Adjustment:
        = .0054 X (11,411.66 - 1,000) = $56.22

Step 5: Calculate The Amount Received by Customers as a Result of a Full
        Withdrawal at the end of Contract Year 3:
        = 11,411.66 - 450.00 + 56.22 = $11,017.88

EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1: Calculate Account Value at End of Contract Year 3:
           = 10,000.00 X (1.045)(3) = $11,411.66

Step 2: Calculate the Free Withdrawal Amount
           = 10% X (10,000.00) = $1,000.00

Step 3: Calculate the Withdrawal Charge:
           = .05 X (10,000.00 - 1,000.00) = $450.00

Step 4: Calculate the Market Value Adjustment:
           I = 4.5%
           J = 4.8%
           N = 730 days = 2

           ---------------------------------------------------------------------
            365 days

Market Value Adjustment Factor .9 X (I-J) X N
        = .9 X (.045 - .048) X 2 = -.0054

Market Value Adjustment = Factor X Amount Subject to Market Value Adjustment:
        = -.0054 X ($11,411.66 - 1,000) = $56.22

Step 5: Calculate The Net Withdrawal Value at End of Contract Year 3:
        = 11,411.66 - 450.00 - 56.22 = $10,905.44

             STATEMENT OF ADDITIONAL INFORMATION: TABLE OF CONTENTS

                                                              PAGE
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS........    3
REINVESTMENT................................................    3
THE CONTRACT................................................    3
  Purchase of Contracts.....................................    3
  Performance Data..........................................    3
  Tax-free Exchanges (1035 Exchanges, Rollovers and
     Transfers).............................................    5
  Premium Taxes.............................................    5
  Tax Reserves..............................................    5
INCOME PAYMENTS.............................................    6
  Calculation of Variable Annuity Unit Values...............    6
GENERAL MATTERS.............................................    6
  Incontestability..........................................    6
  Settlements...............................................    6
  Safekeeping of the Variable Account's Assets..............    6
FEDERAL TAX MATTERS.........................................    6
  Introduction..............................................    6
  Taxation of Glenbrook Life and Annuity Company............    6
  Exceptions to the Non-Natural Owner Rule..................    7
  IRS Required Distribution at Death Rules..................    7
  Qualified Plans...........................................    7
  Types of Qualified Plans..................................    7
SEPARATE ACCOUNT A VARIABLE ACCOUNT FINANCIAL STATEMENTS....  F-1

                                   ORDER FORM

     Please send me a copy of the most recent Statement of Additional Information for the Glenbrook Life and Annuity Company Separate Account A.


--------------------------------------------------------------------------------
          (Date)                                   (Name)

                            ----------------------------------------------------
                                              (Street Address)

                            ----------------------------------------------------
                                    (City)        (State)        (Zip Code)

Send to:
Glenbrook Life and Annuity Company
Post Office Box 94039
Palatino, Illinois 60094-4039

Attention: Broker Dealer Distribution

                      STATEMENT OF ADDITIONAL INFORMATION

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

                                   OFFERED BY

                       GLENBROOK LIFE AND ANNUITY COMPANY

                             POST OFFICE BOX 94039
                            PALATINE, IL 60094-4039
                                1 (800) 776-6978

                 INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS

     This Statement of Additional Information supplements the information in the prospectus for the Individual and Group Flexible Premium Deferred Variable Annuity Contract offered by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. The Contract is primarily designed to aid individuals in long-term financial planning and it can be used for retirement planning regardless of whether the plan qualifies for special federal income tax treatment. The prospectus may be obtained from Glenbrook Life and Annuity Company by writing or calling the address or telephone number listed above.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT

    The prospectus, dated May 1, 1998, has been filed with the United States
                       Securities and Exchange Commission

                               DATED MAY 1, 1998.

                               TABLE OF CONTENTS

                                                              PAGE
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS........    3
REINVESTMENT................................................    3
THE CONTRACT................................................    3
  Purchase of Contracts.....................................    3
  Performance Data..........................................    3
  Tax-free Exchanges (1035 Exchanges, Rollovers and
     Transfers).............................................    5
  Premium Taxes.............................................    5
  Tax Reserves..............................................    5
INCOME PAYMENTS.............................................    6
  Calculation of Variable Annuity Unit Values...............    6
GENERAL MATTERS.............................................    6
  Incontestability..........................................    6
  Settlements...............................................    6
  Safekeeping of the Variable Account's Assets..............    6
FEDERAL TAX MATTERS.........................................    6
  Introduction..............................................    6
  Taxation of Glenbrook Life and Annuity Company............    6
  Exceptions to the Non-Natural Owner Rule..................    7
  IRS Required Distribution at Death Rules..................    7
  Qualified Plans...........................................    7
  Types of Qualified Plans..................................    7
SEPARATE ACCOUNT A VARIABLE ACCOUNT FINANCIAL STATEMENTS....  F-1

              ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     The Company retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Fund shares held by any Sub-account of the Variable Account. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of the Fund Series, or of another open-end, registered investment company, if the shares of the Fund are no longer available for investment, or if, in the Company's judgment, investment in any Fund would become inappropriate in view of the purposes of the Variable Account. Substitutions of shares attributable to an Owner's interest in a Sub-account will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval is required by the Investment Company Act of 1940. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

     The Company may also establish additional Sub-accounts or series of Sub-accounts of the Variable Account. Each additional Sub-account would purchase shares in a new Fund of the Fund Series or in another mutual fund. New Sub-accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Sub-accounts offered in conjunction with the Contract will be made available to existing Owners on a basis to be determined by the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.

                                  REINVESTMENT

     All dividends and capital gains distributions from the Funds are automatically reinvested in shares of the distributing Fund at their net asset value.

                                  THE CONTRACT

PURCHASE OF CONTRACTS

     The Contracts are offered to the public through brokers as well as banks licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, Allstate Life Financial Services, Inc., an affiliate of Glenbrook Life and Annuity Company. The offering of the Contracts is continuous and the Company does not anticipate discontinuing the offering of the Contracts. However, the Company reserves the right to discontinue the offering of the Contracts.

PERFORMANCE DATA

     From time to time the Variable Account may publish advertisements containing performance data relating to its Sub-accounts. The performance data for the Sub-accounts (other than for the AIM V.I. Money Market Sub-account) will always be accompanied by total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-accounts for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

     A Sub-account's "average annual total return" represents an annualization of the Sub-account's total return over a particular period and is computed by finding the annual percentage rate which, when compounded annually, will accumulate a hypothetical $1,000 Purchase Payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Sub-account's operations, if shorter than any of the foregoing. The average annual total return is obtained by dividing the ending redeemable value, after deductions for any Withdrawal Charges or Contract Maintenance Charges imposed on the Contracts by the Variable Account, by the initial hypothetical $1,000 Purchase Payment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Withdrawal Charges assessed upon redemption are computed as follows: the free withdrawal amount is not assessed a withdrawal charge. Withdrawal charges are charged on the amount of redemption equal to the purchase payment, reduced by the amount of the free withdrawal amount, if any. The remaining amount of the redemption, if any, is not assessed a Withdrawal Charge. The Withdrawal Charge Schedule specifies rates based on the number of complete years since each Purchase Payment was made. The

Contract Maintenance Charge ($35 per contract) used in the total return calculation is normally prorated using the following method: The total amount of annual Contract fees collected during the year is divided by the total average net assets of all the Sub-accounts. The resulting percentage is then multiplied by the ending Contract Value.

     In addition, the Variable Account may advertise the total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations would not reflect deductions for Withdrawal Charges which may be imposed on the Contracts by the Variable Account which, if reflected, would reduce the performance quoted. The formula for computing such total return quotations involves a per unit change calculation. This calculation is based on the Accumulation Unit value at the end of the defined period divided by the Accumulation Unit value at the beginning of such period, minus 1. The periods included in such advertisements are "year-to-date" (prior calendar year end to the day of the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; "n' most recent Calendar Years"; and "Inception (commencement of the Sub-account's operation) to date" (day of the advertisement).

     The standard total returns for the Sub-accounts for the period of each Sub-account's operations during 1995 are presented below. Note that these total returns have not been annualized.

     From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date the Variable Account commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Sub-accounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

STANDARDIZED TOTAL RETURN

     Such average annual return information for the Subaccounts (including deduction of the Surrender Charge) is as follows:

                    SUBACCOUNT AND DATE                         FOR THE 1-YEAR    FOR THE 5-YEAR     FROM INCEPTION
                      OF INCEPTION OF                            PERIOD ENDED      PERIOD ENDED     OF THE PORTFOLIO
                  CORRESPONDING PORTFOLIO                          12/31/97          12/31/97           12/31/97
------------------------------------------------------------        -----             -----              -----
AIM V.I. Capital Appreciation Fund*.........................      6.41   %           N/A              10.39   %
AIM V.I. Diversified Income Fund*...........................      2.36   %           N/A               6.17   %
AIM V.I. Global Utilities Fund**............................      14.42  %           N/A              13.72   %
AIM V.I. Government Securities Fund*........................      1.14   %           N/A               1.75   %
AIM V.I. Growth Fund*.......................................      19.58  %           N/A              17.12   %
AIM V.I. Growth and Income Fund**...........................      18.45  %           N/A              17.76   %
AIM V.I. International Equity Fund*.........................      -0.06  %           N/A               9.78   %
AIM V.I. Value Fund*........................................      16.45  %           N/A              13.73   %
AIM V.I. Money Market Fund*.................................      -1.83  %           N/A               1.33   %

------------

 * Portfolio inception date of May 5, 1993

** Portfolio inception date of May 2, 1994

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered. Sales literature or advertisements may also quote such average annual total returns for periods prior to the date the Variable Account commenced operations, calculated based on the performance of the Portfolios and the assumption that the Sub-accounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect except for the Surrender Charge.

     Such average annual total return information for the Sub-accounts (not including deduction of the Surrender Charge) is as follows:

                                                                                                  FOR THE PERIOD
                   SUBACCOUNT AND DATE                       FOR THE 1-YEAR    FOR THE 5-YEAR     FROM INCEPTION
                     OF INCEPTION OF                          PERIOD ENDED      PERIOD ENDED     OF THE PORTFOLIO
                 CORRESPONDING PORTFOLIO                        12/31/97          12/31/97           12/31/97
                 -----------------------                     --------------    --------------    ----------------
AIM V.I. Capital Appreciation Fund*......................        11.87%          N/A                  16.47%
AIM V.I. Diversified Income Fund*........................         7.82%          N/A                   6.77%
AIM V.I. Global Utilities Fund**.........................        19.89%          N/A                  13.49%
AIM V.I. Government Securities Fund*.....................         6.60%          N/A                   3.87%
AIM V.I. Growth Fund*....................................        25.04%          N/A                  15.90%
AIM V.I. Growth and Income Fund**........................        23.91%          N/A                  19.37%
AIM V.I. International Equity Fund*......................         5.40%          N/A                  11.19%
AIM V.I. Value Fund*.....................................        21.91%          N/A                  17.72%
AIM V.I. Money Market Fund*..............................         3.63%          N/A                   3.53%

------------

 * Portfolio inception date of May 5, 1993

** Portfolio inception date of May 2, 1994

     The Variable Account may also advertise the performance of the Sub-accounts relative to certain performance rankings and indexes compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.

ADJUSTED HISTORICAL RETURN

                                                             FOR THE 1-YEAR    FOR THE 5-YEAR          FROM
                                                              PERIOD ENDED      PERIOD ENDED        INCEPTION*
                       SUBACCOUNT                               12/31/97          12/31/97           12/6/95
                       ----------                            --------------    --------------    ----------------
AIM V.I. Capital Appreciation Fund.......................         6.41%          N/A                  15.96%
AIM V.I. Diversified Income Fund.........................         2.36%          N/A                   6.08%
AIM V.I. Global Utilities Fund...........................        14.42%          N/A                  12.55%
AIM V.I. Government Securities Fund......................         1.14%          N/A                   3.11%
AIM V.I. Growth Fund.....................................        19.58%          N/A                  15.37%
AIM V.I. Growth and Income Fund..........................        18.45%          N/A                  18.54%
AIM V.I. International Equity Fund.......................        -0.06%          N/A                  10.60%
AIM V.I. Value Fund......................................        16.45%          N/A                  17.22%
AIM V.I. Money Market Fund...............................        -1.83%          N/A                   1.33%

------------
*Portfolio inception date of December 6, 1995

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

     The Company accepts Purchase Payments which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 Purchase Payments and non-Section 1035 Purchase Payments.

     The Company also accepts "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract which is eligible to "rollover" into an IRA. The Company differentiates among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, the Company restricts the assignment, transfer or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PREMIUM TAXES

     Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and status of the Company in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations or judicial acts.

TAX RESERVES

     The Company does not establish capital gains tax reserves for the Sub-account nor deduct charges for tax reserves because the Company believes that capital gains attributable to the Variable Account will not be taxable. However, the Company reserves the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

                                INCOME PAYMENTS

CALCULATION OF VARIABLE ANNUITY UNIT VALUES

     The amount of the first Income Payment is calculated by applying the Contract Value allocated to each Variable Sub-account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first Variable Annuity Income Payment is divided by the Sub-account's then current annuity unit value to determine the number of annuity units upon which later Income Payments will be based. Variable Annuity Income Payments after the first will be equal to the sum of the number of annuity units determined in this manner for each Sub-account times the then current annuity unit value for each respective Sub-account.

     Annuity units in each variable Sub-account are valued separately and annuity unit values will depend upon the investment experience of the particular Portfolios in which the Sub-account invests. The value of the annuity unit for each variable Sub-account at the end of any Valuation Period is calculated by:
(a) multiplying the annuity unit Value at the end of the immediately preceding Valuation Period by the Sub-accounts Net Investment Factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the Income Payment tables used to determine the dollar amount of the first Variable Annuity Income Payment, and is at an effective annual rate which is disclosed in the Contract.

     The amount of the first Income Payment paid under an income plan is determined using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables which do not differentiate on the basis of sex, different annuity tables may be used.

                                GENERAL MATTERS

INCONTESTABILITY

     The Contract will not be contested after it is issued.

SETTLEMENTS

     Due proof of the Owner(s) death (or Annuitant's death if there is a non-natural Owner) must be received prior to settlement of a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Fund shares held by each of the variable Sub-accounts.

     The Fund does not issue certificates and, therefore, the Company holds the Account's assets in open account in lieu of stock certificates. See the Fund's prospectus for a more complete description of the custodian of the Fund.

                              FEDERAL TAX MATTERS

INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF GLENBROOK LIFE AND ANNUITY COMPANY

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, the Company believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

     There are several exceptions to the general rule that contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

     In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

QUALIFIED PLANS

     This annuity contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Owners and participants under the plan and annuitants and beneficiaries under the contract may be subject to the terms and conditions of the plan regardless of the terms of the contract.

TYPES OF QUALIFIED PLANS

                        INDIVIDUAL RETIREMENT ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

                      ROTH INDIVIDUAL RETIREMENT ANNUITIES

     Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59
 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

                       SIMPLIFIED EMPLOYEE PENSION PLANS

     Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

           SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)

     Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

                            TAX SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another 403(b) plan.

          CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

             STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION
                          DEFERRED COMPENSATION PLANS

     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Generally, under the non-natural owner rules, such contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

     We have audited the accompanying statement of net assets of Glenbrook Life and Annuity Company Separate Account A (the "Account") as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended of the Capital Appreciation Fund, Diversified Income Fund, Global Utilities Fund, Government Securities Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Money Market Fund, and Value Fund portfolios of the AIM Variable Insurance Funds, Inc. that comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, of each of the portfolios comprising the Account, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A
                            STATEMENT OF NET ASSETS
                          ($ AND SHARES IN THOUSANDS)

                     DECEMBER 31, 1997
                     -----------------
Assets
  Investments in the AIM Variable Insurance Funds, Inc.
     Portfolios:
     Capital Appreciation Fund, 4,598 shares (cost
      $90,890)..............................................    $100,002
     Diversified Income Fund, 2,037 shares (cost $21,538)...      22,994
     Global Utilities Fund, 378 shares (cost $4,975)........       5,767
     Government Securities Fund, 559 shares (cost $5,700)...       5,964
     Growth Fund, 2,915 shares (cost $50,689)...............      57,799
     Growth and Income Fund, 4,128 shares (cost $65,698)....      77,904
     International Equity Fund, 2,697 shares (cost
      $43,799)..............................................      46,208
     Money Market Fund, 13,874 shares (cost $13,874)........      13,874
     Value Fund, 4,735 shares (cost $88,258)................      98,625
                                                                --------
          Total assets......................................     429,137
Liabilities
  Payable to Glenbrook Life and Annuity Company:
     Accrued contract maintenance charges...................         115
                                                                --------
          Net assets........................................    $429,022
                                                                ========

                       See notes to financial statements.

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

                            STATEMENT OF OPERATIONS

                                                             YEAR ENDED DECEMBER 31, 1997
                                             -------------------------------------------------------------
                                                     AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                             -------------------------------------------------------------
                                               CAPITAL      DIVERSIFIED    GLOBAL     GOVERNMENT
                                             APPRECIATION     INCOME      UTILITIES   SECURITIES   GROWTH
                                                 FUND          FUND         FUND         FUND       FUND
                                             ------------   -----------   ---------   ----------   -------
                                                                   ($ IN THOUSANDS)
INVESTMENT INCOME
Dividends..................................    $ 1,294        $    19       $   2       $   3      $ 2,091
Charges from Glenbrook Life and Annuity
  Company:
  Mortality and expense risk...............     (1,055)          (205)        (44)        (53)        (556)
  Administrative expense...................        (78)           (15)         (3)         (4)         (41)
                                               -------        -------       -----       -----      -------
     Net investment income (loss)..........        161           (201)        (45)        (54)       1,494
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS
Realized gains (losses) from sales of
  investments:
  Proceeds from sales......................      2,231          1,238         323         846        1,504
  Cost of investments sold.................     (1,926)        (1,125)       (291)       (848)      (1,321)
                                               -------        -------       -----       -----      -------
  Net realized gains (losses)..............        305            113          32          (2)         183
Change in unrealized gains.................      6,963          1,475         731         325        6,686
                                               -------        -------       -----       -----      -------
     Net gains on investments..............      7,268          1,588         763         323        6,869
                                               -------        -------       -----       -----      -------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................    $ 7,429        $ 1,387       $ 718       $ 269      $ 8,363
                                               =======        =======       =====       =====      =======

                                                            YEAR ENDED DECEMBER 31, 1997
                                             ----------------------------------------------------------
                                                   AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                             ----------------------------------------------------------
                                             GROWTH AND                    MONEY
                                               INCOME     INTERNATIONAL    MARKET     VALUE
                                                FUND       EQUITY FUND      FUND      FUND      TOTAL
                                             ----------   -------------   --------   -------   --------
                                                                  ($ IN THOUSANDS)
INVESTMENT INCOME
Dividends..................................   $   100        $   936      $    659   $ 3,490   $  8,594
Charges from Glenbrook Life and Annuity
  Company:
  Mortality and expense risk...............      (722)          (511)         (176)     (921)    (4,243)
  Administrative expense...................       (53)           (38)          (13)      (68)      (313)
                                              -------        -------      --------   -------   --------
     Net investment income (loss)..........      (675)           387           470     2,501      4,038
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS
Realized gains (losses) from sales of
  investments:
  Proceeds from sales......................       964          1,784        19,386     1,881     30,157
  Cost of investments sold.................      (829)        (1,669)      (19,386)   (1,693)   (29,088)
                                              -------        -------      --------   -------   --------
  Net realized gains (losses)..............       135            115         --          188      1,069
Change in unrealized gains.................    10,445            817         --        9,182     36,624
                                              -------        -------      --------   -------   --------
     Net gains on investments..............    10,580            932         --        9,370     37,693
                                              -------        -------      --------   -------   --------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................   $ 9,905        $ 1,319      $    470   $11,871   $ 41,731
                                              =======        =======      ========   =======   ========

                       See notes to financial statements.

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             YEAR ENDED DECEMBER 31, 1997
                                             -------------------------------------------------------------
                                                     AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                             -------------------------------------------------------------
                                               CAPITAL      DIVERSIFIED    GLOBAL     GOVERNMENT
                                             APPRECIATION     INCOME      UTILITIES   SECURITIES   GROWTH
                                                 FUND          FUND         FUND         FUND       FUND
                                             ------------   -----------   ---------   ----------   -------
                                                   ($ AND UNITS IN THOUSANDS, EXCEPT VALUE PER UNIT)
FROM OPERATIONS
Net investment income (loss)...............    $   161        $  (201)     $  (45)      $  (54)    $ 1,494
Net realized gains (losses)................        305            113          32           (2)        183
Change in unrealized gains.................      6,963          1,475         731          325       6,686
                                               -------        -------      ------       ------     -------
     Change in net assets resulting from
       operations..........................      7,429          1,387         718          269       8,363
FROM CAPITAL TRANSACTIONS
Deposits...................................     42,558         13,392       2,312        3,051      23,709
Benefit payments...........................       (987)           (75)        (27)       --           (754)
Payments on termination....................     (2,359)          (613)        (80)         (70)       (769)
Contract maintenance charges...............        (36)            (7)         (2)          (1)        (20)
Transfers among the portfolios and with the
  Fixed Account -- net.....................      2,455            732       1,010           34       3,506
                                               -------        -------      ------       ------     -------
     Change in net assets resulting from
       capital transactions................     41,631         13,429       3,213        3,014      25,672
                                               -------        -------      ------       ------     -------
INCREASE IN NET ASSETS.....................     49,060         14,816       3,931        3,283      34,035
NET ASSETS AT BEGINNING OF YEAR............     50,912          8,171       1,844        2,681      23,734
                                               -------        -------      ------       ------     -------
NET ASSETS AT END OF YEAR..................    $99,972        $22,987      $5,775       $5,964     $57,769
                                               =======        =======      ======       ======     =======
Net asset value per unit at end of year....    $ 12.74        $ 11.79      $13.52       $10.83     $ 14.34
                                               =======        =======      ======       ======     =======
Units outstanding at end of year...........      7,848          1,950         426          550       4,030
                                               =======        =======      ======       ======     =======

                                                           YEAR ENDED DECEMBER 31, 1997
                                             ---------------------------------------------------------
                                                   AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                             ---------------------------------------------------------
                                             GROWTH AND                    MONEY
                                               INCOME     INTERNATIONAL   MARKET     VALUE
                                                FUND       EQUITY FUND     FUND      FUND      TOTAL
                                             ----------   -------------   -------   -------   --------
                                                 ($ AND UNITS IN THOUSANDS, EXCEPT VALUE PER UNIT)
FROM OPERATIONS
Net investment income (loss)...............   $  (675)       $   387      $   470   $ 2,501   $  4,038
Net realized gains (losses)................       135            115        --          188      1,069
Change in unrealized gains.................    10,445            817        --        9,182     36,624
                                              -------        -------      -------   -------   --------
     Change in net assets resulting from
       operations..........................     9,905          1,319          470    11,871     41,731
FROM CAPITAL TRANSACTIONS
Deposits...................................    36,208         21,202       20,138    43,561    206,131
Benefit payments...........................      (937)          (508)        (787)     (930)    (5,005)
Payments on termination....................    (1,488)        (1,328)      (1,090)   (1,999)    (9,796)
Contract maintenance charges...............       (24)           (17)          (2)      (34)      (143)
Transfers among the portfolios and with the
  Fixed Account -- net.....................     5,854          1,991      (14,133)    7,008      8,457
                                              -------        -------      -------   -------   --------
     Change in net assets resulting from
       capital transactions................    39,613         21,340        4,126    47,606    199,644
                                              -------        -------      -------   -------   --------
INCREASE IN NET ASSETS.....................    49,518         22,659        4,596    59,477    241,375
NET ASSETS AT BEGINNING OF YEAR............    28,370         23,535        9,277    39,123    187,647
                                              -------        -------      -------   -------   --------
NET ASSETS AT END OF YEAR..................   $77,888        $46,194      $13,873   $98,600   $429,022
                                              =======        =======      =======   =======   ========
Net asset value per unit at end of year....   $ 14.50        $ 12.60      $ 10.74   $ 13.52
                                              =======        =======      =======   =======
Units outstanding at end of year...........     5,372          3,667        1,291     7,293
                                              =======        =======      =======   =======

                       See notes to financial statements.

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED DECEMBER 31, 1996
                                              -------------------------------------------------------------
                                                      AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                              -------------------------------------------------------------
                                                CAPITAL      DIVERSIFIED    GLOBAL     GOVERNMENT
                                              APPRECIATION     INCOME      UTILITIES   SECURITIES   GROWTH
                                                  FUND          FUND         FUND         FUND       FUND
                                              ------------   -----------   ---------   ----------   -------
                                                    ($ AND UNITS IN THOUSANDS, EXCEPT VALUE PER UNIT)
FROM OPERATIONS
Net investment income (loss)................    $  (202)       $  434       $   58       $  115     $   875
Net realized gains..........................          3            20            1            5           8
Change in unrealized gains (losses).........      2,149           (16)          61          (62)        423
                                                -------        ------       ------       ------     -------
     Change in net assets resulting from
       operations...........................      1,950           438          120           58       1,306
FROM CAPITAL TRANSACTIONS
Deposits....................................     46,513         7,741        1,603        2,763      21,409
Benefit payments............................       (155)          (48)         (10)       --             (7)
Payments on termination.....................       (445)          (82)          (3)         (68)       (109)
Contract maintenance charges................        (13)           (2)          (1)       --             (5)
Transfers among the portfolios and with the
Fixed Account -- net........................      3,052           124          135          (72)      1,139
                                                -------        ------       ------       ------     -------
     Change in net assets resulting from
       capital transactions.................     48,952         7,733        1,724        2,623      22,427
                                                -------        ------       ------       ------     -------
INCREASE IN NET ASSETS......................     50,902         8,171        1,844        2,681      23,733
                                                =======        ======       ======       ======     =======
NET ASSETS AT BEGINNING OF YEAR.............         10         --           --           --              1
                                                -------        ------       ------       ------     -------
NET ASSETS AT END OF YEAR...................    $50,912        $8,171       $1,844       $2,681     $23,734
                                                =======        ======       ======       ======     =======
Net asset value per unit at end of year.....    $ 11.39        $10.93       $11.28       $10.16     $ 11.47
                                                =======        ======       ======       ======     =======
Units outstanding at end of year............      4,471           747          164          264       2,070
                                                =======        ======       ======       ======     =======

                                                            YEAR ENDED DECEMBER 31, 1996
                                              --------------------------------------------------------
                                                   AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                              --------------------------------------------------------
                                              GROWTH AND                   MONEY
                                                INCOME     INTERNATIONAL   MARKET    VALUE
                                                 FUND       EQUITY FUND     FUND     FUND      TOTAL
                                              ----------   -------------   ------   -------   --------
                                                 ($ AND UNITS IN THOUSANDS, EXCEPT VALUE PER UNIT)
FROM OPERATIONS
Net investment income (loss)................   $   170        $   (78)     $  103   $ 1,813   $  3,288
Net realized gains..........................     --                14        --           4         55
Change in unrealized gains (losses).........     1,756          1,597        --       1,186      7,094
                                               -------        -------      ------   -------   --------
     Change in net assets resulting from
       operations...........................     1,926          1,533         103     3,003     10,437
FROM CAPITAL TRANSACTIONS
Deposits....................................    25,118         21,155      13,315    35,353    174,970
Benefit payments............................       (80)           (30)         (5)     (102)      (437)
Payments on termination.....................      (220)          (161)        (19)     (330)    (1,437)
Contract maintenance charges................        (6)            (6)         (2)      (10)       (45)
Transfers among the portfolios and with the
Fixed Account -- net........................     1,631          1,035      (4,115)    1,200      4,129
                                               -------        -------      ------   -------   --------
     Change in net assets resulting from
       capital transactions.................    26,443         21,993       9,174    36,111    177,180
                                               -------        -------      ------   -------   --------
INCREASE IN NET ASSETS......................    28,369         23,526       9,277    39,114    187,617
                                               =======        =======      ======   =======   ========
NET ASSETS AT BEGINNING OF YEAR.............         1              9        --           9         30
                                               -------        -------      ------   -------   --------
NET ASSETS AT END OF YEAR...................   $28,370        $23,535      $9,277   $39,123   $187,647
                                               =======        =======      ======   =======   ========
Net asset value per unit at end of year.....   $ 11.70        $ 11.95      $10.37   $ 11.09
                                               =======        =======      ======   =======
Units outstanding at end of year............     2,425          1,969         895     3,528
                                               =======        =======      ======   =======

                       See notes to financial statements.

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                       TWO YEARS ENDED DECEMBER 31, 1997

1.   ORGANIZATION

     Glenbrook Life and Annuity Company Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Glenbrook Life and Annuity Company ("Glenbrook Life"). The assets of the Account are legally segregated from those of Glenbrook Life. Glenbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Glenbrook Life writes certain annuity contracts, the proceeds of which are invested at the direction of the contractholder. Contractholders primarily invest in units of the portfolios comprising the Account, for which they bear all of the investment risk, but may also invest in the general account of Glenbrook Life (the "Fixed Account"). The Account, in turn, invests solely in shares of the portfolios of the AIM Variable Insurance Funds, Inc. (the "Fund"). Glenbrook Life provides administrative and insurance services to the Account for a fee. AIM Advisors, Inc., the invesment advisor for the Fund, receives investment management fees from the Fund.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS -- Investments consist of shares in the portfolios of the Fund and are stated at fair value based on quoted market prices.

     RECOGNITION OF INVESTMENT INCOME -- Investment income consists of dividends declared by the portfolios of the Fund and is recognized on the date of record.

     REALIZED GAINS AND LOSSES -- Realized gains and losses represent the difference between the proceeds from sales of shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     CONTRACTHOLDER ACCOUNT ACTIVITY -- Account activity is reflected in individual contractholder accounts on a daily basis.

     FEDERAL INCOME TAXES -- The Account is intended to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Glenbrook Life. Glenbrook Life is taxed as a life insurance company under the Code. Under current law, no federal income taxes are payable by the Account.

     ACCOUNT VALUE -- Certain calculations that could be made in the financial statements may differ from published amounts due to the truncation of actual Account values.

3. CONTRACT MAINTENANCE, MORTALITY AND EXPENSE RISK, AND ADMINISTRATIVE EXPENSE CHARGES

     For each year or portion of a year a contract is in effect, Glenbrook Life deducts a fixed annual contract maintenance charge of $35 as reimbursement for expenses related to the maintenance of each contract and the Account. The amount of this charge is guaranteed not to increase over the life of the contract. This charge is waived if the total purchase payments are $50,000 or more on a contract anniversary, or if all money is allocated to the Fixed Account on the contract anniversary.

     Glenbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.35% per annum of the daily net assets of the Account. Glenbrook Life guarantees that the amount of this charge will not increase over the life of the contract.

     Glenbrook Life deducts administrative expense charges daily at a rate equal to .10% per annum of the daily net assets of the Account. This charge is designed to cover administrative expenses.

4.   FINANCIAL INSTRUMENTS

     The investments of the Separate Accounts are carried at fair value, based upon quoted market prices. Accrued contract maintenance charges are of a short-term nature. It is assumed that their carrying value approximates fair value.

5.   UNITS ISSUED AND REDEEMED

     Units issued and redeemed by the Account during 1997 were as follows:

                                                            AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                                         ---------------------------------------------------
                                                           CAPITAL      DIVERSIFIED    GLOBAL     GOVERNMENT
                                                         APPRECIATION     INCOME      UTILITIES   SECURITIES
                                                             FUND          FUND         FUND         FUND
                                                         ------------   -----------   ---------   ----------
                                                                        (UNITS IN THOUSANDS)
    Units outstanding at beginning of year.............     4,471            747         164         264
    Unit activity during 1997:
      Issued...........................................     4,174          1,437         291         379
      Redeemed.........................................      (797)          (234)        (29)        (93)
                                                            -----          -----         ---         ---
    Units outstanding at end of year...................     7,848          1,950         426         550
                                                            =====          =====         ===         ===

                                                             AIM VARIABLE INSURANCE FUNDS, INC. PORTFOLIOS
                                                         ------------------------------------------------------
                                                                  GROWTH AND   INTERNATIONAL   MONEY
                                                         GROWTH     INCOME        EQUITY       MARKET    VALUE
                                                          FUND       FUND          FUND         FUND     FUND
                                                         ------   ----------   -------------   ------   -------
                                                                          (UNITS IN THOUSANDS)
    Units outstanding at beginning of year.............  2,070      2,425          1,969          895    3,528
    Unit activity during 1997:
      Issued...........................................  2,262      3,299          2,057        2,880    4,334
      Redeemed.........................................   (302)      (352)          (359)      (2,484)    (569)
                                                         -----      -----          -----       ------    -----
    Units outstanding at end of year...................  4,030      5,372          3,667        1,291    7,293
                                                         =====      =====          =====       ======    =====

     Units relating to accrued contract maintenance charges are included in units redeemed.

                                     PART C

                               OTHER INFORMATION

24A.  FINANCIAL STATEMENTS

     Glenbrook Life and Annuity Company Financial Statements and Financial Statement Schedules are contained in Part A of this Registration Statement and incorporated herein by reference.

     Glenbrook Life and Annuity Company Separate Account A Financial Statements are contained in Part B of this Registration Statement.

24B.  EXHIBITS

     Unless otherwise indicated, the following exhibits, which correspond to those required by Item 24(b) of Part C of the Form N-4:, are filed herewith:

     (1) Resolution of the Board of Directors of Glenbrook Life and Annuity Company authorizing establishment of the Glenbrook Life and Annuity Company Separate Account A*

     (2)   Not Applicable

     (3)   Form of Underwriting Agreement**

     (4) Form of Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract***

     (5) Form of Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract Application***

     (6)   (a)  Articles of Incorporation of Glenbrook Life and Annuity
           Company.****

           (b)  By-laws of Glenbrook Life and Annuity Company****

     (7) Reinsurance Agreement between Glenbrook Life and Annuity Company and Allstate Life Insurance Company*

     (8)   Participation Agreement*

     (9) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Glenbrook Life and Annuity Company*****

     (10)   (a)  Consent of Independent Certified Public Accountants
            (b)  Consent of Attorneys

     (11)   Not applicable

     (12)   Not applicable

     (13)   Computation of Performance Quotations

     (14)   Financial Data Schedule ******

     (99)   Powers of Attorney******
------------

    * Previously filed in Registrant's Form N-4 Registration Statement, No. 33-62203 dated April 23, 1996 and incorporated by reference.

   ** Previously filed in Depositor's S-1 Registration No. 33-62193 dated March
      22, 1996 and incorporated by reference.

  *** Previously filed in Registrant's initial Form N-4 Registration Statement filed November 22, 1995 and incorporated by reference.

 **** Previously filed in Depositor's Form S-1 Registration Statement No.
      333-07275 dated June 28, 1996 and incorporated by reference.

 ***** Previously filed in Registrant's Form N-4 Registration Statement, No.
       33-62203 dated August 8, 1995 and incorporated by reference.

                                       C-1

****** Previously filed in Depositor's Form 10-K filed on March 31, 1998.

****** Previously filed in Registrant's Form N-4 Registration Statement, No.
       33-62203 dated April 1, 1997 and incorporated herein by reference.

25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS      POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------      ------------------------------------
Louis G. Lower, II.....................  Chairman of the Board and Chief Executive Officer
Michael J. Velotta.....................  Vice President, Secretary, General Counsel and Director
Peter H. Heckman.......................  President, Chief Operating Officer and Director
John R. Hunter.........................  Director
Marla G. Friedman......................  Vice President
Kevin R. Slawin........................  Vice President
G. Craig Whitehead.....................  Senior Vice President and Director
James P. Zils..........................  Treasurer
Casey J. Sylla.........................  Chief Investment Officer
Sarah R. Donahue.......................  Assistant Vice President
Emma M. Kalaidjian.....................  Assistant Secretary
Paul N. Kierig.........................  Assistant Secretary
Mary J. McGinn.........................  Assistant Secretary
Keith A. Hauschildt....................  Assistant Vice President and Controller
Barry S. Paul..........................  Assistant Vice President
Robert N. Roeters......................  Assistant Vice President
C. Nelson Strom........................  Assistant Vice President and Corporate Actuary
Brenda D. Sneed........................  Assistant Secretary and Assistant General Counsel
Nancy M. Bufalino......................  Assistant Treasurer
Patricia W. Wilson.....................  Assistant Treasurer
Joanne M. Derrig.......................  Chief Compliance Officer and Assistant Secretary

     The principal business address of the foregoing officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

     See 10-K Commission File1-11840, The Allstate Corporation.

27.   NUMBER OF CONTRACT OWNERS

     As of December 31, 1997, there were 1,884 qualified and 5,419 non-qualified contracts in force.

28.   INDEMNIFICATION

     The by-laws of both Glenbrook Life and Annuity Company (Depositor) and Allstate Life Financial Services, Inc. (Principal Underwriter), provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and Controlling Persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Director, Officer or Controlling Person of the registrant in the successful defense of any action, suit, or proceeding) is asserted such Director, Officer or Controlling Person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

29A.   RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

     -- Glenbrook Life and Annuity Company Variable Annuity Account

     -- Glenbrook Life Multi-Manager Variable Account

     -- Allstate Life of New York Separate Account A

     -- Glenbrook Life Variable Life Separate Account A

     -- Glenbrook Life AIM Variable Life Separate Account A

29B.   PRINCIPAL UNDERWRITER

NAME AND PRINCIPAL BUSINESS ADDRESS
OF EACH SUCH PERSON                      ALLSTATE LIFE FINANCIAL SERVICES, INC.
-----------------------------------      --------------------------------------
Louis G. Lower, II.....................  Director
Kevin R. Slawin........................  Director
Michael J. Velotta.....................  Director and Secretary
John R. Hunter.........................  President and Chief Executive Officer
Diane Bellas...........................  Vice President and Controller
Kaaren C. Gardner......................  Vice President
Brent H. Hamann........................  Vice President
Andrea J. Schur........................  Vice President
John R. Hedrick........................  General Counsel and Assistant Secretary
James P. Zils..........................  Treasurer
Lisa A. Burnell........................  Assistant Vice President and Compliance Officer
Robert N. Roeters......................  Assistant Vice President
Emma M. Kalaidjian.....................  Assistant Secretary
Brenda D. Sneed........................  Assistant Secretary
Nancy M. Bufalino......................  Assistant Treasurer

     The principal address of Allstate Life Financial Services, Inc. is 3100 Sanders Road, Northbrook, Illinois 60062.

29C.   COMPENSATION OF ALLSTATE LIFE FINANCIAL SERVICES, INC.

                                                            (2)
                                                      NET UNDERWRITING        (3)            (4)
                        (1)                            DISCOUNTS AND     COMPENSATION     BROKERAGE        (5)
           NAME OF PRINCIPAL UNDERWRITER                COMMISSIONS      ON REDEMPTION   COMMISSIONS   COMPENSATION
           -----------------------------              ----------------   -------------   -----------   ------------
Allstate Life.......................................        None             None           None           None
Financial Services Inc..............................

30.   LOCATION OF ACCOUNTS AND RECORDS

     The Depositor, Glenbrook Life and Annuity Company, is located at 3100 Sanders Road, Northbrook, Illinois 60062.

     The Principal Underwriter, Allstate Life Financial Services, Inc., is located at 3100 Sanders Road, Northbrook, Illinois 60062.

     Each company maintains physical possession of each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules under it.

31.   MANAGEMENT SERVICES

     None

32.   UNDERTAKINGS

     The Registrant promises to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information. Finally, the Registrant agrees to deliver any Statement of Additional Information and any Financial Statements required to be made available under this Form N-4 promptly upon written or oral request.

33.   REPRESENTATIONS PURSUANT TO SECTION 403(B) OF THE INTERNAL REVENUE CODE

     The Company represents that it is relying upon a November 28, 1988 Securities and Exchange Commission no-action letter issued to the American Council of Life Insurance ("ACLI") and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.

34.   REPRESENTATIONS REGARDING CONTRACT EXPENSE

     Glenbrook Life and Annuity Company ("Glenbrook Life") represents that the fees and charges deducted under the Individual and Group Flexible Premium Deferred Variable Annuity Contracts hereby registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Glenbrook Life.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Glenbrook Life and Annuity Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the Township of Northfield, and State of Illinois on the 1st day of April 1998.

             GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)
                     BY: GLENBROOK LIFE AND ANNUITY COMPANY
                                  (DEPOSITOR)

(SEAL)

         Attest: /s/ BRENDA D. SNEED                             /s/ MICHAEL J. VELOTTA
----------------------------------------------                            By:
               Brenda D. Sneed                       ----------------------------------------------
  Assistant Secretary and Assistant General                        Michael J. Velotta
                    Counsel                          Vice President, Secretary and General Counsel

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been duly signed below by the following Directors and Officers of Glenbrook Life and Annuity Company on the 1st day of April, 1998.

            * LOUIS G. LOWER, II               Chairman of the Board of Directors and Chief Executive
---------------------------------------------  Officer
             Louis G. Lower, II                (Principal Executive Officer)

           /s/ MICHAEL J. VELOTTA              Vice President, Secretary, General Counsel and Director
---------------------------------------------
             Michael J. Velotta

             * PETER H. HECKMAN                President, Chief Operating Officer and Director
---------------------------------------------
              Peter H. Heckman

               JOHN R. HUNTER                  Director
---------------------------------------------
               John R. Hunter

               KEVIN R. SLAWIN                 Vice President (Principal Financial Officer)
---------------------------------------------
               Kevin R. Slawin

             * MARLA G. FRIEDMAN               Vice President
---------------------------------------------
              Marla G. Friedman

            * G. CRAIG WHITEHEAD               Senior Vice President and Director
---------------------------------------------
             G. Craig Whitehead

               * JAMES P. ZILS                 Treasurer
---------------------------------------------
                James P. Zils

              * CASEY J. SYLLA                 Chief Investment Officer
---------------------------------------------
               Casey J. Sylla

            * KEITH A. HAUSCHILDT              Assistant Vice President and Controller (Principal
---------------------------------------------  Accounting Officer)
             Keith A. Hauschildt

---------------

* By Michael J. Velotta, pursuant to Power of Attorney previously filed in Registrant's Form N-4 Registration Statement, No. 33-62203 dated April 1, 1997 and incorporated herein by reference.